UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2017

Date of reporting period:	11/30/2017

Item	1 – Reports to Stockholders

     PRUDENTIAL JENNISON FINANCIAL SERVICES FUND

(Formerly, Prudential Financial Services Fund)

ANNUAL REPORT

NOVEMBER 30, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights (unaudited)

•

Effective November 1, 2017, Jennison Associates LLC replaced Wellington Management Company LLP as subadviser to the Fund. In connection with this change in subadvisers, the Fund’s name changed to Prudential Jennison Financial Services Fund, the Fund’s investment strategy shifted to become predominantly domestic instead of global, and the Fund’s benchmark changed to the S&P Composite 1500 Financials Index.

•	The Fund benefited from strong security selection among European financial stocks, as well as an overweight position relative to the MSCI World Financials Index (the Index) in Europe.

•	Among countries, overweight positions in the Netherlands and Italy added to relative returns.

•	The Fund’s allocation to emerging markets banks and its overweight position in thrifts & mortgage finance and consumer finance dampened relative performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

Prudential Jennison Financial Services Fund	3

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Financial Services Fund informative and useful. The report covers performance for the 12-month period ended November 30, 2017.

We would like to inform you about an important change to this Fund. Effective November 1, 2017, Jennison Associates LLC replaced Wellington Management Company LLP as subadviser to the Fund. In connection with this change in subadvisers, the Fund’s name changed to Prudential Jennison Financial Services Fund, from the Prudential Financial Services Fund. The Fund’s investment strategy shifted to become predominantly domestic instead of global, and the Fund’s benchmark changed to the S&P Composite 1500 Financials Index.

Significant events during the reporting period in the US included political uncertainty regarding the Trump administration’s policy initiatives. Elsewhere, Britain entered the “phase-two” step of negotiations of its planned exit from the European Union. France elected a more centrist president, which was viewed as a pro-Euro referendum. Also, North Korea escalated geopolitical tensions with a series of missile launches.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate GDP expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate three times in 2017 and is in the process of winding down its stimulus program. Shortly after the reporting period, the US Congress approved a $1.5 trillion tax cut with sweeping changes for corporations, investors, and individual households. It was the largest tax overhaul in decades.

Global economic growth remained positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to post strong gains. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets moved upward. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Financial Services Fund

January, 16, 2018

Prudential Jennison Financial Services Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	20.54	6.42	6.46	—
Class B	21.68	6.74	6.33	—
Class C	25.68	6.89	6.33	—
Class R	27.27	7.43	N/A	7.77 (2/3/12)
Class Z	27.96	7.95	7.40	—
S&P Composite 1500 Financials Index	23.76	18.77	3.76	—
S&P Composite 1500 Index	22.38	15.76	8.51	—
MSCI World Financials Index (ND)*	25.12	12.40	0.90	—
Lipper Global Financial Services Funds Average**	22.23	11.82	3.94	—
Lipper Financial Services Funds Average**	20.13	15.72	4.67	—

	Average Annual Total Returns as of 11/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	27.56	7.63	7.06	—
Class B	26.68	6.89	6.33	—
Class C	26.68	6.89	6.33	—
Class R	27.27	7.43	N/A	7.77 (2/3/12)
Class Z	27.96	7.95	7.40	—
S&P Composite 1500 Financials Index	23.76	18.77	3.76	—
S&P Composite 1500 Index	22.38	15.76	8.51	—
MSCI World Financials Index (ND)*	25.12	12.40	0.90	—
Lipper Global Financial Services Funds Average**	22.23	11.82	3.94	—
Lipper Financial Services Funds Average**	20.13	15.72	4.67	—

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*Effective November 1, 2017, the Fund no longer utilizes the MSCI World Financials Index (ND) as its primary benchmark and instead utilizes the S&P Composite 1500 Financials Index. The Fund’s manager, PGIM Investments LLC, believes that the S&P Composite 1500 Financials Index provides a more appropriate basis for Fund performance comparisons.

**Note: Effective November 10, 2017 the Fund was moved to the Financial Services Funds universe. Prior to November 10, 2017 the Fund was in the Global Financial Services Funds universe.

Note: Returns between January 2009 and October 31, 2017 are not attributable to Jennison Associates LLC, as the Fund was managed by a different subadviser during that time.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Financial Services Fund (Class Z shares) with a similar investment in the S&P Composite 1500 Financials Index, and the MSCI World Financials Index (ND) by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2007) and the account values at the end of the current fiscal year (November 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of

Prudential Jennison Financial Services Fund	7

Your Fund’s Performance (continued)

income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, MSCI, and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date for the indicated share class.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class R*	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the ‘PRUDENTIAL FUNDS-UPDATE” on page 3 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P Composite 1500 Financials Index—The S&P Composite 1500 Financials Index is an unmanaged index that comprises those companies included in the S&P Composite 1500, an index that combines the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600, that are classified as members of the GICS financials sector. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares through 11/30/17 is 18.33%.

S&P Composite 1500 Index—The Standard & Poor’s Composite 1500 Index is an unmanaged index of the over 500 largest, established, publicly traded stocks in the S&P 500 Index, the 400 largest companies outside of the

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S&P 500 Index contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares through 11/30/17 is 15.18%.

MSCI World Financials Index (ND)—The MSCI World Financials Index is an unmanaged, cap-weighted index that monitors the performance of financial stocks from around the world. The Net Dividend (ND) version of the index reflects the impact of the maximum withholding taxes on reinvested dividends. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares through 11/30/17 is 13.05%.

Lipper Financial Services Funds Average—The Lipper Financial Services Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Financial Services Funds universe. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R shares through 11/30/17 is 15.59%.

Lipper Global Financial Services Funds Average—The Lipper Global Financial Services Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Global Financial Services Funds universe. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R shares through 11/30/17 is 12.19%.

An investor cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 11/30/17 (%)
FleetCor Technologies, Inc., Data Processing & Outsourced Services	6.7
Citigroup, Inc., Diversified Banks	5.6
MetLife, Inc., Life & Health Insurance	5.3
JPMorgan Chase & Co., Diversified Banks	5.1
Bank of America Corp., Diversified Banks	5.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/17 (%)
Regional Banks	25.1
Data Processing & Outsourced Services	20.3
Diversified Banks	16.4
Investment Banking & Brokerage	9.7
Asset Management & Custody Banks	7.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Financial Services Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The Prudential Jennison Financial Services Fund’s Class Z shares gained 27.96% for the 12-month period ended November 30, 2017, outperforming the 25.12% return of the MSCI World Financials Index (ND) (the Index) and the 23.76% of the S&P Composite 1500 Financials Index. The Fund also outperformed the 22.23% return of the Lipper Global Financial Services Funds Average and the 20.13% return of the Lipper Financial Services Funds Average.

What were market conditions?

•

2016 ended on a positive note, with global equities (as represented by the Index) rallying in December and the S&P 500 Index hitting a record high for a second consecutive month on the premise that recently elected US President Donald Trump would reduce regulatory restrictions and increase fiscal stimulus.

•

Global equities continued to rally during the first quarter of 2017. Despite escalating European political risk and uncertainty surrounding President Trump’s protectionist trade agenda, riskier asset classes appreciated amid increasing optimism about global economic growth. Equity investors were also relatively unfazed by the US Federal Reserve (Fed) raising short-term interest rates by 25 basis points in December, a well-telegraphed move, and at the time, only the third hike in a decade. (A basis point is 1/100th of a percentage point.)

•

The global equity rally continued through the second quarter, as additional evidence of a global growth upswing helped maintain bullish market sentiment. Investors breathed a sigh of relief in May after independent centrist candidate Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union. In China, manufacturing data surprised to the upside.

•

Broad-based economic growth expansion, supportive central bank monetary policy, and benign inflation helped drive global equity markets higher during the third quarter. Eurozone confidence reached a decade-high in September on the back of solid employment and manufacturing data as well as a reacceleration in the services sector. The US economy continued on an upward trajectory, and signs of firming inflation increased expectations for further Fed monetary policy tightening at the end of 2017. As the global economy continued to gain momentum, the world’s central banks began to normalize their long-standing accommodative monetary policies. Angela Merkel was reelected for a fourth term as German Chancellor.

•

Economic momentum in the US remained on solid footing as the impacts of hurricanes Harvey and Irma started to subside. Consumer sentiment surged to a 13-year high in October, while the core Consumer Price Index (which excludes food and energy prices) remained flat as housing and medical costs moderated.

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What worked?

•

The Fund benefited from strong security selection among European financial stocks, as well as an overweight position relative to the Index in Europe, driven by the robust performance of European stocks, the results of the French presidential election, and continued fiscal stimulus by the European Central Bank. Within financials, the Fund was aided by security selection in capital markets and thrifts & mortgage finance.

•	Among countries, overweight positions in the Netherlands and Italy added to relative returns. Security selection within France and Italy also contributed positively.

•	Among top positive contributors to the Fund’s relative performance were Amundi Asset Management, FinecoBank, and Van Lanschot.

•

French-based Amundi Asset Management announced the acquisition of Pioneer Asset Management at the beginning of the reporting period. The company benefited from the improving credit fundamentals of French banks overall, underpinned by broadly improving asset quality, solid operating revenues, and strengthening capitalization. In addition, along with other French bank stocks, Amundi’s shares were bolstered by enthusiasm about Emmanuel Macron’s victory in France’s presidential election. The Fund’s position was sold into strength during the period.

•

FinecoBank, an Italian commercial bank specializing in online brokerage, outperformed on continued solid organic growth and increased expectations for economic improvement in Italy. FinecoBank has a modest market share but is well-positioned among digital banks in Europe and has upside potential, particularly if European interest rates eventually move up.

•

Dutch financial institution Van Lanschot Kempen provides investment products and services to people and businesses, primarily in the Netherlands and Belgium. The company has demonstrated its stability and increased its commitment to returning capital to shareholders, which helped shares advance during the reporting period. Company management provided added visibility on its cost-saving plans, announced a special dividend distribution in August, and reported higher-than-expected net interest income.

What didn’t work?

•

The Fund’s allocation to emerging markets banks and its overweight position in thrifts & mortgage finance and consumer finance dampened relative performance. Security selection within consumer finance also detracted from results.

•

With regard to countries, the Fund’s underweight compared to the Index in Spain and its allocation to Indonesia hampered relative returns. In addition, security selection in Ireland weighed on performance.

Prudential Jennison Financial Services Fund	11

Strategy and Performance Overview (continued)

•	Synchrony Financial, Permanent TSB Group Holdings, and Signature Bank were among the Fund’s leading detractors during the period.

•

Synchrony Financial is a US-based consumer financial services company with three primary businesses in retail cards, payment solutions, and care credit for the health care industry. Its shares declined during the period, most notably in the first half of 2017, as credit costs increased industry wide. Company management has taken steps to adjust underwriting policy and set aside reserves to moderate this cost trend and spur earnings growth. (Set-aside reserves are profits set aside for a specific purpose and cannot be used for any other reason.) However, Synchrony Financial seemed likely to face headwinds in the near term due to the potential for increased write-offs related to hurricane disruptions in Texas and Florida. The Fund’s position was eliminated in September.

•

Permanent TSB Group Holdings, an Irish-based provider of personal financial services, failed to show material progress in improving its non-performing loan levels during the second quarter, which increased investor concern about the potential need for a capital raise. Shares declined sharply on the news, recovering slightly later in the period as mortgage volumes began to increase. The Fund eliminated the position.

•

US commercial bank Signature Bank underperformed as loan and deposit growth trends missed expectations. Loan growth was particularly disappointing, coming in nearly 40% below consensus. The miss in deposit growth was more moderate, but represented a bigger portion of Signature Bank’s business. The company also guided earning expectations lower during the period. Because of increasing costs and an unfavorable rate environment for Signature Bank’s business mix, the Fund’s position was eliminated during the period.

•	Individual detractors also included US insurance company MetLife and Indonesian financial institution PT Bank Tabungan Pensiunan Nasional.

Current outlook

•

The Fund’s philosophy is to focus on companies with business models that can generate sustainable growth in earnings, free cash flows, and revenue. Balance sheet strength, competitive positioning, and management’s track record of execution are also key considerations.

•

Jennison believes its holdings are well positioned given their strong balance sheets, favorable credit trends, and proven ability to meet profit expectations in a lower, but gradually rising rate environment. These positions could further benefit from changes in financial regulation, as well as expectations of higher inflation from the current lift in real economic growth in both the US and globally.

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•	Payment processing and companies that Jennison expects will benefit from the long-term shift from cash to electronic credit and debit transactions are also well represented in the Fund.

•

Additionally, the Fund overall owns companies that have reasonable valuations vs. the market, solid control over expenses, increasing cash generation available for dividends and share buybacks, and operations that should benefit from less regulation and lower taxes.

Prudential Jennison Financial Services Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Financial Services Fund		Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,138.30	1.34%	$7.18
	Hypothetical	$1,000.00	$1,018.35	1.34%	$6.78
Class B	Actual	$1,000.00	$1,133.90	2.04%	$10.91
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30
Class C	Actual	$1,000.00	$1,133.90	2.04%	$10.91
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30
Class R	Actual	$1,000.00	$1,136.70	1.54%	$8.25
	Hypothetical	$1,000.00	$1,017.35	1.54%	$7.79
Class Z	Actual	$1,000.00	$1,140.10	1.04%	$5.58
	Hypothetical	$1,000.00	$1,019.85	1.04%	$5.27

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2017, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Financial Services Fund	15

Schedule of Investments

as of November 30, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 98.5%

COMMON STOCKS

Asset Management & Custody Banks 7.6%
Affiliated Managers Group, Inc.	27,000	$5,364,090
OM Asset Management PLC	79,140	1,297,896
St. James’s Place PLC (United Kingdom)	447,053	7,342,051

		14,004,037

Consumer Finance 5.4%
Capital One Financial Corp.	52,700	4,848,400
SLM Corp.*	438,104	5,068,863

		9,917,263

Data Processing & Outsourced Services 20.3%
FleetCor Technologies, Inc.*	67,700	12,312,599
Mastercard, Inc. (Class A Stock)	48,800	7,342,936
PayPal Holdings, Inc.*	58,400	4,422,632
Square, Inc. (Class A Stock)*	7,307	286,580
Vantiv, Inc. (Class A Stock)*	44,100	3,307,500
Visa, Inc. (Class A Stock)	65,500	7,374,645
Wirecard AG (Germany)	22,948	2,450,964

		37,497,856

Diversified Banks 16.4%
Bank of America Corp.	334,634	9,426,639
Bank Tabungan Pensiunan Nasional Tbk PT (Indonesia)	5,882,400	1,061,142
Citigroup, Inc.	135,440	10,225,720
JPMorgan Chase & Co.	90,344	9,442,755

		30,156,256

Investment Banking & Brokerage 9.7%
Goldman Sachs Group, Inc. (The)	29,400	7,280,616
Moelis & Co. (Class A Stock)	61,100	2,926,690
Morgan Stanley	73,000	3,767,530
TD Ameritrade Holding Corp.	74,700	3,822,399

		17,797,235

Life & Health Insurance 5.3%
MetLife, Inc.	181,800	9,759,024

Mortgage REIT(s) 1.4%
Starwood Property Trust, Inc.	118,200	2,562,576

See Notes to Financial Statements.

Prudential Jennison Financial Services Fund	17

Schedule of Investments (continued)

as of November 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Property & Casualty Insurance 3.9%
Chubb Ltd.	47,500	$7,225,225

Regional Banks 25.1%
BankUnited, Inc.	99,045	3,687,446
BB&T Corp.	113,800	5,623,996
Brookline Bancorp, Inc.	136,653	2,200,113
Eagle Bancorp, Inc.*	97,195	6,429,449
East West Bancorp, Inc.	127,800	7,864,812
First Republic Bank	11,852	1,132,340
Metro Bank PLC (United Kingdom)*	75,603	3,528,738
Pinnacle Financial Partners, Inc.	114,700	7,874,155
PNC Financial Services Group, Inc. (The)	33,927	4,768,779
Seacoast Banking Corp. of Florida*	119,800	3,118,394

		46,228,222

Reinsurance 1.5%
Validus Holdings Ltd.	56,800	2,793,424

Thrifts & Mortgage Finance 1.9%
Sterling Bancorp, Inc.*	284,969	3,533,616

TOTAL LONG-TERM INVESTMENTS (cost $158,617,958)		181,474,734

SHORT-TERM INVESTMENT 2.6%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w) (cost $4,737,570)	4,737,570	4,737,570

TOTAL INVESTMENTS 101.1% (cost $163,355,528)		186,212,304
Liabilities in excess of other assets (1.1)%		(2,034,614)

NET ASSETS 100.0%		$184,177,690

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

*	Non-income producing security.
(w)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

See Notes to Financial Statements.

18

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Asset Management & Custody Banks	$6,661,986	$7,342,051	$—
Consumer Finance	9,917,263	—	—
Data Processing & Outsourced Services	35,046,892	2,450,964	—
Diversified Banks	29,095,114	1,061,142	—
Investment Banking & Brokerage	17,797,235	—	—
Life & Health Insurance	9,759,024	—	—
Mortgage REIT(s)	2,562,576	—	—
Property & Casualty Insurance	7,225,225	—	—
Regional Banks	42,699,484	3,528,738	—
Reinsurance	2,793,424	—	—
Thrifts & Mortgage Finance	3,533,616	—	—
Affiliated Mutual Fund	4,737,570	—	—

Total	$171,829,409	$14,382,895	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

See Notes to Financial Statements.

Prudential Jennison Financial Services Fund	19

Schedule of Investments (continued)

as of November 30, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2017 were as follows:

Regional Banks	25.1%
Data Processing & Outsourced Services	20.3
Diversified Banks	16.4
Investment Banking & Brokerage	9.7
Asset Management & Custody Banks	7.6
Consumer Finance	5.4
Life & Health Insurance	5.3
Property & Casualty Insurance	3.9
Affiliated Mutual Fund	2.6
Thrifts & Mortgage Finance	1.9
Reinsurance	1.5
Mortgage REIT(s)	1.4

101.1
Liabilities in excess of other assets	(1.1)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of November 30, 2017, accordingly, no derivative positions were presented in Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(3,932)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)
Equity contracts	$(2,456)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

20

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of November 30, 2017

Assets
Investments at value:
Unaffiliated investments (cost $158,617,958)	$181,474,734
Affiliated investments (cost $4,737,570)	4,737,570
Receivable for investments sold	634,032
Dividends receivable	255,369
Receivable for Fund shares sold	250,327
Tax reclaim receivable	143,172
Prepaid expenses	252,808

Total Assets	187,748,012

Liabilities
Payable for investments purchased	2,932,044
Payable for Fund shares reacquired	376,701
Management fee payable	110,445
Accrued expenses and other liabilities	90,028
Distribution fee payable	55,603
Affiliated transfer agent fee payable	5,483
Loan interest payable	18

Total Liabilities	3,570,322

Net Assets	$184,177,690

Net assets were comprised of:
Common stock, at par	$128,994
Paid-in capital in excess of par	161,197,971

161,326,965
Undistributed net investment income	2,062,319
Accumulated net realized loss on investment and foreign currency transactions	(2,072,584)
Net unrealized appreciation on investments and foreign currencies	22,860,990

Net assets, November 30, 2017	$184,177,690

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($83,561,433 ÷ 5,766,428 shares of common stock issued and outstanding)	$14.49
Maximum sales charge (5.50% of offering price)	0.84

Maximum offering price to public	$15.33

Class B
Net asset value, offering price and redemption price per share ($5,239,523 ÷ 404,291 shares of common stock issued and outstanding)	$12.96

Class C
Net asset value, offering price and redemption price per share ($30,600,244 ÷ 2,361,629 shares of common stock issued and outstanding)	$12.96

Class R
Net asset value, offering price and redemption price per share ($17,092,347 ÷ 1,181,234 shares of common stock issued and outstanding)	$14.47

Class Z
Net asset value, offering price and redemption price per share ($47,684,143 ÷ 3,185,778 shares of common stock issued and outstanding)	$14.97

See Notes to Financial Statements.

Prudential Jennison Financial Services Fund	23

Statement of Operations

Year Ended November 30, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $439,352)	$4,694,766
Income from securities lending, net (including affiliated income of $2,673)	56,752
Affiliated dividend income	3,441

Total income	4,754,959

Expenses
Management fee	1,330,605
Distribution fee—Class A	247,984
Distribution fee—Class B	54,806
Distribution fee—Class C	305,911
Distribution fee—Class R	106,437
Transfer agent’s fees and expenses (including affiliated expense of $63,713)	267,456
Custodian and accounting fees	90,309
Registration fees	75,923
Shareholders’ reports	24,196
Audit fee	23,576
Legal fees and expenses	23,217
Directors’ fees	12,259
Miscellaneous	44,147

Total expenses	2,606,826
Less: Distribution fee waiver—Class R	(35,478)

Net expenses	2,571,348

Net investment income (loss)	2,183,611

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(619))	36,289,675
Foreign currency transactions	571

36,290,246

Net change in unrealized appreciation (depreciation) on:
Investments	3,951,728
Foreign currencies	9,933

3,961,661

Net gain (loss) on investment and foreign currency transactions	40,251,907

Net Increase (Decrease) In Net Assets Resulting From Operations	$42,435,518

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended November 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,183,611	$2,597,967
Net realized gain (loss) on investment and foreign currency transactions	36,290,246	(28,564,364)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,961,661	13,121,914

Net increase (decrease) in net assets resulting from operations	42,435,518	(12,844,483)

Dividends from net investment income
Class A	(1,394,659)	(1,990,198)
Class B	(72,176)	(110,781)
Class C	(395,550)	(577,047)
Class R	(151,449)	(109,944)
Class Z	(698,855)	(1,299,550)

	(2,712,689)	(4,087,520)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	45,440,211	34,955,229
Net asset value of shares issued in reinvestment of dividends and distributions	2,544,370	3,767,925
Cost of shares reacquired	(63,232,635)	(99,312,055)

Net increase (decrease) in net assets from Fund share transactions	(15,248,054)	(60,588,901)

Total increase (decrease)	24,474,775	(77,520,904)

Net Assets:
Beginning of year	159,702,915	237,223,819

End of year(a)	$184,177,690	$159,702,915

(a) Includes undistributed net investment income of:	$2,062,319	$2,590,826

See Notes to Financial Statements.

Prudential Jennison Financial Services Fund	25

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: Prudential Jennison Financial Services Fund (formerly Prudential Financial Services Fund), Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act. Prudential Jennison Financial Services Fund (the “Fund”) may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Fund.

The investment objective of the Fund is long-term capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

26

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted

Prudential Jennison Financial Services Fund	27

Notes to Financial Statements (continued)

securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

28

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than class specific expenses and waivers, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Prudential Jennison Financial Services Fund	29

Notes to Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

Effective November 1, 2017 PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). Prior to November 1, 2017 PGIM Investments had a subadvisory agreement with Wellington Management Company. The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep

30

certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.75% of average daily net assets up to $1 billion and 0.70% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.75% for the year ended November 30, 2017.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to 0.50% of the average daily net assets of Class R shares through March 31, 2019.

PIMS has advised the Fund that it has received $114,325 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2017 it has received $161, $6,581 and $2,878 in contingent deferred sales charges imposed upon redemptions certain by Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a

Prudential Jennison Financial Services Fund	31

Notes to Financial Statements (continued)

common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended November 30, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the period ended November 30, 2017, PGIM, Inc. was compensated $3,402 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2017, were $221,232,941 and $237,642,929, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended November 30, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $571 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended November 30, 2017 and November 30, 2016, the tax character of dividends paid by the Fund were $2,712,689 and $4,087,520 of ordinary income, respectively.

As of November 30, 2017, the accumulated undistributed earnings on a tax basis was $2,062,321 of ordinary income.

32

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$163,507,172	$23,493,023	$(787,891)	$22,705,132

The difference between book and tax basis is primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2017 of approximately $1,917,000 which can be carried forward for an unlimited period. The Fund utilized approximately $34,106,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2017. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class B shares are closed to new purchases, except through an exchange from Class B shares of another fund or through dividends or capital gains reinvestments. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

Prudential Jennison Financial Services Fund	33

Notes to Financial Statements (continued)

There are 400 million shares of $.01 par value per share common stock authorized, divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class T and Class Z common stock, each of which consists of 50 million, 5 million, 40 million, 90 million, 75 million, 50 million and 90 million authorized shares, respectively. The Fund currently does not have any Class Q or Class T shares outstanding.

At reporting period end, 5 shareholders of record held 54% of the Fund’s outstanding shares. Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2017:
Shares sold	1,088,324	$13,777,671
Shares issued in reinvestment of dividends and distributions	109,314	1,303,017
Shares reacquired	(1,888,090)	(24,285,334)

Net increase (decrease) in shares outstanding before conversion	(690,452)	(9,204,646)
Shares issued upon conversion from other share class(es)	141,184	1,801,811
Shares reacquired upon conversion into other share class(es)	(646,160)	(8,086,144)

Net increase (decrease) in shares outstanding	(1,195,428)	$(15,488,979)

Year ended November 30, 2016:
Shares sold	1,404,028	$15,380,452
Shares issued in reinvestment of dividends and distributions	158,858	1,863,411
Shares reacquired	(3,583,943)	(38,417,063)

Net increase (decrease) in shares outstanding before conversion	(2,021,057)	(21,173,200)
Shares issued upon conversion from other share class(es)	89,425	972,205
Shares reacquired upon conversion into other share class(es)	(156,404)	(1,692,049)

Net increase (decrease) in shares outstanding	(2,088,036)	$(21,893,044)

Class B
Year ended November 30, 2017:
Shares sold	36,632	$418,226
Shares issued in reinvestment of dividends and distributions	6,258	67,153
Shares reacquired	(98,692)	(1,139,258)

Net increase (decrease) in shares outstanding before conversion	(55,802)	(653,879)
Shares reacquired upon conversion into other share class(es)	(88,410)	(1,016,183)

Net increase (decrease) in shares outstanding	(144,212)	$(1,670,062)

Year ended November 30, 2016:
Shares sold	25,017	$254,304
Shares issued in reinvestment of dividends and distributions	9,641	102,097
Shares reacquired	(212,682)	(2,055,856)

Net increase (decrease) in shares outstanding before conversion	(178,024)	(1,699,455)
Shares reacquired upon conversion into other share class(es)	(69,268)	(688,349)

Net increase (decrease) in shares outstanding	(247,292)	$(2,387,804)

34

Class C	Shares	Amount
Year ended November 30, 2017:
Shares sold	417,641	$4,787,880
Shares issued in reinvestment of dividends and distributions	33,616	360,695
Shares reacquired	(805,067)	(9,260,845)

Net increase (decrease) in shares outstanding before conversion	(353,810)	(4,112,270)
Shares reacquired upon conversion into other share class(es)	(214,264)	(2,473,518)

Net increase (decrease) in shares outstanding	(568,074)	$(6,585,788)

Year ended November 30, 2016:
Shares sold	408,629	$4,010,053
Shares issued in reinvestment of dividends and distributions	46,502	491,993
Shares reacquired	(1,601,651)	(15,455,231)

Net increase (decrease) in shares outstanding before conversion	(1,146,520)	(10,953,185)
Shares reacquired upon conversion into other share class(es)	(91,232)	(870,740)

Net increase (decrease) in shares outstanding	(1,237,752)	$(11,823,925)

Class R
Year ended November 30, 2017:
Shares sold	740,256	$9,305,809
Shares issued in reinvestment of dividends and distributions	12,699	151,377
Shares reacquired	(309,929)	(3,991,084)

Net increase (decrease) in shares outstanding before conversion	443,026	5,466,102
Shares reacquired upon conversion into other share class(es)	(1,450)	(19,956)

Net increase (decrease) in shares outstanding	441,576	$5,446,146

Year ended November 30, 2016:
Shares sold	436,508	$4,762,506
Shares issued in reinvestment of dividends and distributions	9,366	109,863
Shares reacquired	(232,905)	(2,456,027)

Net increase (decrease) in shares outstanding	212,969	$2,416,342

Class Z
Year ended November 30, 2017:
Shares sold	1,295,977	$17,150,625
Shares issued in reinvestment of dividends and distributions	53,919	662,128
Shares reacquired	(1,829,694)	(24,556,114)

Net increase (decrease) in shares outstanding before conversion	(479,798)	(6,743,361)
Shares issued upon conversion from other share class(es)	761,521	9,888,499
Shares reacquired upon conversion into other share class(es)	(6,800)	(94,509)

Net increase (decrease) in shares outstanding	274,923	$3,050,629

Year ended November 30, 2016:
Shares sold	948,354	$10,547,914
Shares issued in reinvestment of dividends and distributions	99,466	1,200,561
Shares reacquired	(3,628,502)	(40,927,878)

Net increase (decrease) in shares outstanding before conversion	(2,580,682)	(29,179,403)
Shares issued upon conversion from other shares class(es)	219,472	2,430,227
Shares reacquired upon conversion into other share class(es)	(14,451)	(151,294)

Net increase (decrease) in shares outstanding	(2,375,661)	$(26,900,470)

Prudential Jennison Financial Services Fund	35

Notes to Financial Statements (continued)

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended November 30, 2017. The average daily balance for the 12 days that the Fund had loans outstanding during the period was $366,917, borrowed at a weighted average interest rate of 2.48%. The maximum loan balance outstanding during the period was $864,000.

At November 30, 2017, the Fund did not have an outstanding loan balance.

36

8. Dividends to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends on December 18, 2017 to shareholders of record on December 19, 2017. The ex-dividend date was December 20, 2017. The per share amounts declared were as follows:

Ordinary Income
Class A	0.17076
Class B	0.09961
Class C	0.09961
Class R	0.14678
Class Z	0.20656

9. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective December 1, 2017.

Prudential Jennison Financial Services Fund	37

Financial Highlights

Class A Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.55	$12.17	$15.87	$17.34	$13.25
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.18	0.12	0.21	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.97	(0.58)	(2.09)	(0.18)	4.41
Total from investment operations	3.14	(0.40)	(1.97)	0.03	4.53
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.22)	(0.22)	(0.15)	(0.10)
Distributions from net realized gains	-	-	(1.51)	(1.35)	(0.34)
Total dividends and distributions	(0.20)	(0.22)	(1.73)	(1.50)	(0.44)
Net asset value, end of year	$14.49	$11.55	$12.17	$15.87	$17.34
Total Return(b):	27.56%	(3.28)%	(13.54)%	0.22%	35.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$83,561	$80,431	$110,168	$190,097	$213,603
Average net assets (000)	$82,660	$84,543	$140,368	$213,715	$173,140
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.37%	1.42%	1.35%	1.31%	1.33%
Expenses before waivers and/or expense reimbursement	1.37%	1.42%	1.35%	1.31%	1.33%
Net investment income (loss)	1.29%	1.63%	0.87%	1.31%	0.76%
Portfolio turnover rate	128%	68%	65%	66%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

38

Class B Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.36	$10.94	$14.42	$15.91	$12.20
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.09	0.02	0.09	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.67	(0.52)	(1.87)	(0.18)	4.06
Total from investment operations	2.74	(0.43)	(1.85)	(0.09)	4.07
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.12)	(0.05)	(0.02)
Distributions from net realized gains	-	-	(1.51)	(1.35)	(0.34)
Total dividends and distributions	(0.14)	(0.15)	(1.63)	(1.40)	(0.36)
Net asset value, end of year	$12.96	$10.36	$10.94	$14.42	$15.91
Total Return(b):	26.68%	(4.00)%	(14.04)%	(0.56)%	34.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,240	$5,684	$8,704	$14,222	$15,998
Average net assets (000)	$5,481	$6,396	$10,860	$15,963	$12,433
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.07%	2.12%	2.05%	2.01%	2.03%
Expenses before waivers and/or expense reimbursement	2.07%	2.12%	2.05%	2.01%	2.03%
Net investment income (loss)	0.61%	0.93%	0.18%	0.61%	0.04%
Portfolio turnover rate	128%	68%	65%	66%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Financial Services Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.36	$10.94	$14.42	$15.91	$12.20
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.09	0.02	0.09	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.67	(0.52)	(1.87)	(0.18)	4.06
Total from investment operations	2.74	(0.43)	(1.85)	(0.09)	4.07
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.12)	(0.05)	(0.02)
Distributions from net realized gains	-	-	(1.51)	(1.35)	(0.34)
Total dividends and distributions	(0.14)	(0.15)	(1.63)	(1.40)	(0.36)
Net asset value, end of year	$12.96	$10.36	$10.94	$14.42	$15.91
Total Return(b):	26.68%	(4.00)%	(14.04)%	(0.55)%	34.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,600	$30,352	$45,571	$63,519	$57,635
Average net assets (000)	$30,591	$33,171	$52,237	$63,592	$43,393
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.07%	2.12%	2.05%	2.01%	2.03%
Expenses before waivers and/or expense reimbursement	2.07%	2.12%	2.05%	2.01%	2.03%
Net investment income (loss)	0.59%	0.89%	0.20%	0.58%	0.04%
Portfolio turnover rate	128%	68%	65%	66%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.54	$12.15	$15.84	$17.32	$13.23
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.15	0.09	0.16	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.96	(0.56)	(2.08)	(0.17)	4.45
Total from investment operations	3.11	(0.41)	(1.99)	(0.01)	4.50
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.19)	(0.12)	(0.07)
Distributions from net realized gains	-	-	(1.51)	(1.35)	(0.34)
Total dividends and distributions	(0.18)	(0.20)	(1.70)	(1.47)	(0.41)
Net asset value, end of Year	$14.47	$11.54	$12.15	$15.84	$17.32
Total Return(b):	27.27%	(3.41)%	(13.69)%	(0.04)%	34.92%

Ratios/Supplemental Data:
Net assets, end of Year (000)	$17,092	$8,534	$6,402	$4,594	$2,789
Average net assets (000)	$14,192	$6,607	$5,333	$4,013	$1,238
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.56%	1.62%	1.55%	1.51%	1.53%
Expenses before waivers and/or expense reimbursement	1.81%	1.87%	1.80%	1.76%	1.78%
Net investment income (loss)	1.16%	1.41%	0.70%	1.02%	0.30%
Portfolio turnover rate	128%	68%	65%	66%	62%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Financial Services Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.92	$12.56	$16.32	$17.79	$13.58
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.21	0.16	0.26	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.06	(0.59)	(2.14)	(0.18)	4.51
Total from investment operations	3.28	(0.38)	(1.98)	0.08	4.68
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.27)	(0.20)	(0.13)
Distributions from net realized gains	-	-	(1.51)	(1.35)	(0.34)
Total dividends and distributions	(0.23)	(0.26)	(1.78)	(1.55)	(0.47)
Net asset value, end of year	$14.97	$11.92	$12.56	$16.32	$17.79
Total Return(b):	27.96%	(3.03)%	(13.24)%	0.51%	35.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$47,684	$34,702	$66,380	$112,815	$114,754
Average net assets (000)	$44,492	$40,929	$86,151	$116,858	$88,911
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.06%	1.12%	1.05%	1.01%	1.03%
Expenses before waivers and/or expense reimbursement	1.06%	1.12%	1.05%	1.01%	1.03%
Net investment income (loss)	1.66%	1.90%	1.19%	1.59%	1.05%
Portfolio turnover rate	128%	68%	65%	66%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Financial Services Fund (the “Fund”), formerly known as Prudential Financial Services Fund, one of the series constituting Prudential Sector Funds, Inc., including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 16, 2018

Prudential Jennison Financial Services Fund	43

Federal Tax Information (unaudited)

For the year ended November 30, 2017, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Financial Services Fund	100.00%	34.65%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2017.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.	Since September 2013

Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Prudential Jennison Financial Services Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	Professor Emerita of Business (since 2018), Columbia Business School; Visiting Fellow at the Hoover Institution, Stanford University (2015-present); Visiting Professor of Law, Stanford Law School (2015-present); formerly Professor of Business (1996-2017), Columbia Business School; formerly Managing Director, Global Head of Alternative Investment Strategies (2006-2008), Deutsche Bank.	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

Prudential Jennison Financial Services Fund

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.	Since March 2010

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Prudential Jennison Financial Services Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006

Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
∎	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
∎	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Financial Services Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Financial Services Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Wellington Management Company LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the management and subadvisory agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders. The Board noted that it had also approved a new subadvisory agreement with Jennison Associates LLC (“Jennison”), which is affiliated with PGIM Investments, and recommended that it be submitted to shareholders at a meeting to be held in the fourth quarter of 2017.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Wellington. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential Jennison Financial Services Fund is a series of Prudential Sector Funds, Inc.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Wellington which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Wellington. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Wellington, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Wellington, and also considered the qualifications, backgrounds and responsibilities of Wellington’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

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Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Wellington under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments in relation to the services rendered was not unreasonable.

The Board noted that the Fund’s subadviser was not affiliated with PGIM Investments, and concluded that the level of profitability of a subadviser not affiliated with PGIM Investments may not be as significant as PGIM Investments’ profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PGIM Investments and the unaffiliated subadviser, as well as the fact that PGIM Investments compensates the subadviser out of its management fee.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception,

Prudential Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Wellington

The Board considered potential ancillary benefits that might be received by PGIM Investments and Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Wellington included its ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Wellington were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Financial Services Funds Performance Universe), which was used to consider performance, and the Peer Group,

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which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period.
•	The Board noted that the Fund’s recent performance had improved, ranking in the second quartile of its Peer Universe during the first quarter of 2017.
•

The Board approved seeking shareholder approval to appoint a new affiliated subadviser to manage the Fund, and considered that shareholder approval would be solicited during the third quarter of 2017. In making its determination to seek shareholder approval, the Board considered the recommendations of PGIM Investments, the performance record of a potential subadviser managing similar investment strategies, as well as historical and near-term performance of Wellington.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance, to renew the management agreement and to renew the subadvisory agreement with Wellington until shareholder approval is obtained for the appointment of a new affiliated subadviser.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Financial Services Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Financial Services Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON FINANCIAL SERVICES FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PSSRX	PFSZX
CUSIP	74441P106	74441P205	74441P304	74441P783	74441P403

MF188 E

     PRUDENTIAL JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT

NOVEMBER 30, 2017

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Objective: Long-term capital appreciation

Highlights (unaudited)

•

Several biotechnology holdings were major positive contributors to Fund returns, on the strength of positive product developments and merger-and-acquisition activity. These holdings included Bluebird Bio, Kite Pharma, Sage Therapeutics, Amicus Therapeutics, and Clovis Oncology.

•

Several pharmaceuticals holdings were also major positive contributors to the Fund’s returns, reflecting favorable clinical trial data. These holdings included Assembly Biosciences and Aerie Pharmaceuticals.

•	UnitedHealth Group and Illumina were strong performers in health care providers and services.

•

Several biotechnology holdings declined, largely on unfavorable clinical trial results. These holdings included Ultragenyx Pharmaceutical, Otonomy, Tesaro, Proteostasis Therapeutics, DBV Technologies, and Inotek Pharmaceuticals.

•	In health care equipment and supplies, GenMark Diagnostics was a key detractor from return.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC.

Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential Jennison Health Sciences Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

4	Visit our website at pgiminvestments.com

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential Jennison Health Sciences Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period ended November 30, 2017.

Significant events during the reporting period in the US included political uncertainty regarding the Trump administration’s policy initiatives. Elsewhere, Britain entered the “phase-two” step of negotiations of its planned exit from the European Union. France elected a more centrist president, which was viewed as a pro-Euro referendum. Also, North Korea escalated geopolitical tensions with a series of missile launches.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate GDP expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate three times in 2017 and is in the process of winding down its stimulus program. Shortly after the reporting period, the US Congress approved a $1.5 trillion tax cut with sweeping changes for corporations, investors, and individual households. It was the largest tax overhaul in decades.

Global economic growth remained positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to post strong gains. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets moved upward. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Health Sciences Fund

January 16, 2018

Prudential Jennison Health Sciences Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	19.67	17.88	13.57	—
Class B	20.74	18.29	13.41	—
Class C	24.75	18.40	13.42	—
Class Q	27.12	N/A	N/A	17.14 (1/27/16)
Class R	26.40	18.99	N/A	18.53 (2/3/12)
Class Z	26.99	19.58	14.55	—
S&P 1500 Health Care Index	24.33	18.11	11.14	—
S&P Composite 1500 Index	22.38	15.76	8.51	—
Lipper Health/Biotechnology Funds Average	24.00	17.90	12.22	—

	Average Annual Total Returns as of 11/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	26.64	19.22	14.21	—
Class B	25.74	18.40	13.41	—
Class C	25.75	18.40	13.42	—
Class Q	27.12	N/A	N/A	17.14 (1/27/16)
Class R	26.40	18.99	N/A	18.53 (2/3/12)
Class Z	26.99	19.58	14.55	—
S&P 1500 Health Care Index	24.33	18.11	11.14	—
S&P Composite 1500 Index	22.38	15.76	8.51	—
Lipper Health/Biotechnology Funds Average	24.00	17.90	12.22	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Health Sciences Fund (Class Z shares) with a similar investment in the S&P Composite 1500 Index and the S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2007) and the account values at the end of the current fiscal year (November 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential Jennison Health Sciences Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class R*	Class Z*
Maximum initial sales charges	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	None	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the ‘PRUDENTIAL FUNDS-UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 1500 Health Care Index—The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 11/30/17 is 15.71% and 18.02% for Class R shares.

S&P Composite 1500 Index—The Standard & Poor’s Composite 1500 Index (S&P 1500 Index) is an unmanaged index of over 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how US stock prices have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 11/30/17 is 21.44% and 15.18% for Class R shares.

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Lipper Health/Biotechnology Funds Average—The Lipper Health/Biotechnology Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Health/Biotechnology Funds universe for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in health care, medicine, and biotechnology. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 11/30/17 is 16.27% and 17.60% for Class R shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 11/30/17 (%)
UnitedHealth Group, Inc., Managed Health Care	7.4
BioMarin Pharmaceutical, Inc., Biotechnology	5.5
Humana, Inc., Managed Health Care	4.0
Cigna Corp., Managed Health Care	3.6
Aerie Pharmaceuticals, Inc., Pharmaceuticals	3.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/17 (%)
Biotechnology	46.7
Managed Health Care	19.9
Pharmaceuticals	18.5
Health Care Equipment	6.6
Life Sciences Tools & Services	3.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Health Sciences Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The Prudential Jennison Health Sciences Fund’s Class Z shares advanced 26.99% for the 12 months ended November 30, 2017, outperforming the 24.33% return of the S&P 1500 Health Care Index (the Index) and the 24.00% return of the Lipper Health/Biotechnology Funds Average.

What was the market environment?

•

Equity returns were strong in the 12-month period, as global gross domestic product (GDP) advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation.

•	In the US, solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, and accumulating cash on company balance sheets.

•	Despite Republican control of the House, Senate, and White House, the GOP’s attempt to “repeal and replace” the Affordable Care Act failed repeatedly.

•

Fears that drug prices might become subject to legislative restrictions lessened as investors appeared to have concluded that pricing legislation was not likely in the near future. However, the threat persisted as an overhang for the group, and drug companies remained fairly constrained in their pricing.

•

An anticipated increase in merger-and-acquisition activity was largely stalled as many large pharmaceutical companies were reluctant to structure acquisitions with US debt when possible tax changes would enable funding with repatriated cash.

What worked?

Several biotechnology holdings were major positive contributors to the Fund’s relative return.

•

Bluebird Bio’s drug candidates include LentiGlobin for hemoglobinopathies (beta thalassemia and sickle cell disease) and Lenti-D for a rare neurological disease called childhood cerebral adrenoleukodystrophy. Bluebird also has a chimeric antigen receptor T cell platform (CART) in oncology, with initial promising data in patients with relapsed refractory multiple myeloma (a type of blood cancer). CART therapy is a new form of cell therapy that uses specially altered T cells to more specifically target cancer cells.

•

Kite Pharma soared on news that Gilead Sciences would acquire it. Kite is a leader in the emerging field of cell therapy, which uses a patient’s own immune cells to fight cancer. Its most advanced therapy candidate is a CART therapy for refractory aggressive non-Hodgkin lymphoma.

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•

Sage Therapeutics’ experimental drug SAGE-217 is in Phase 2 trials for major depressive disorder (MDD). SAGE-217 is also being evaluated in Phase 2 clinical development for movement disorders (Parkinson’s disease and essential tremor). Another Sage experimental treatment is in Phase 3 trial for super-refractory status epilepticus (SRSE).

•

Amicus Therapeutics is in the early stages of commercializing its first drug, Galafold, a chaperone meant to stabilize the enzyme for Fabry disease (a type of lysosomal storage disorder). Galafold was approved in Europe in May 2016 and was submitted for US approval by the end of 2017. The company’s two main pipeline assets are a wound-healing topical cream for patients with a genetic skin disorder and a proprietary engineered combination therapy for Pompe disease, another lysosomal storage disorder.

•

Clovis Oncology has one marketed product in the US, Rubraca, which was approved for the treatment of advanced ovarian cancer in women with a BRCA mutation after two prior lines of chemotherapy. Clovis is also exploring Rubraca as a monotherapy and in combination with other agents in a number of other tumor types.

Pharmaceuticals positions outperformed the benchmark sector.

•

Assembly Biosciences’ lead program focuses on hepatitis B (HBV). The company is also developing a novel microbiome-based technology for targeted oral delivery of therapeutic bacteria, complex proteins, viral antigens, and small molecules to treat intractable infectious diseases of the gastrointestinal tract.

•

Aerie Pharmaceuticals derisked two late-stage pipeline products, Rhopressa and Roclatan, both being developed for glaucoma. Given its superior efficacy in lowering intraocular pressure, which causes glaucoma and ocular hypertension, acceptable safety profile demonstrated in Phase 3 trials, and once-daily-eye-drop convenience, Roclatan is poised to become a blockbuster glaucoma product.

Several health care providers and services holdings made strong advances.

•

UnitedHealth Group’s strong financial performance reflected the company’s diversified product offerings and adaptability to government regulations. Cost trends remained restrained, and UnitedHealth’s non-participation in individual exchanges helped buffer it from the risk of a potential restructuring of the Affordable Care Act.

•

In life sciences tools and services, Illumina benefited from building demand for its next-generation gene-sequencing technology. Largely untapped markets, including noninvasive prenatal testing, oncology, and reproductive and genetic health, have challenging reimbursement, regulatory, and competitive dynamics, but they present attractive market opportunities.

Prudential Jennison Health Sciences Fund	13

Strategy and Performance Overview (continued)

What didn’t work?

Several biotechnology holdings declined.

•

Ultragenyx Pharmaceutical fell on disappointing data from two trials: a Phase 2 study of a drug for the treatment of a movement disorder and a Phase 3 trial of a different drug for the treatment of a progressive muscle wasting disease.

•

Otonomy dropped after drug candidate Otivex missed its primary endpoint and failed to achieve statistical significance for any of the key secondary endpoints in a Phase 3 trial for an incurable inner-ear affliction.

•

Tesaro currently markets Varubi for the prevention of nausea and vomiting associated with cancer chemotherapy, and Zejula, an orally active PARP inhibitor for the treatment of ovarian, fallopian tube, and primary peritoneal cancer. PARP inhibitors like Zejula are designed to zero in on cancer cells and leave a patient’s normal cells untouched. They have shown activity as a monotherapy against tumors with existing DNA repair defects and as a combination therapy when administered with anti-cancer agents that induce DNA damage. Tesaro’s decline may have reflected disappointment that anticipated takeover bids failed to be realized.

•	Proteostasis Therapeutics’ lead asset, PTI-428, is initially targeting cystic fibrosis. The stock’s decline reflected problems the company is having with enrolling patients in clinical trials.

•

DBV Technologies uses a proprietary method of delivering biologically active compounds to the immune system transdermally via a novel technology platform called the Viaskin patch. The stock declined after its lead product candidate, Viaskin Peanut, failed to meet the primary endpoint of a Phase 3 trial evaluating its safety and efficacy in children with peanut allergies. However, because topline results showed a statistically significant response with a favorable tolerability profile, Jennison believes the patch will ultimately be approved.

•

Inotek Pharmaceuticals fell on news that a Phase 3 study of its leading drug candidate failed to show a statistically significant decline in intraocular pressure in glaucoma patients compared with placebo.

In health care equipment and supplies, GenMark Diagnostics’ decline reflected concerns about the company’s ability to scale manufacturing, challenges in Europe, delays in product launches, and revenue and margin pressures. GenMark makes diagnostic testing systems that detect and measure DNA and RNA targets to diagnose diseases and customize patient treatments.

Jennison eliminated the Fund’s positions in Ultragenyx, Otonomy, Inotek, and GenMark.

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The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Bluebird Bio, Health Care, Biotechnology	3.31	Ultragenyx Pharmaceutical, Health Care, Biotechnology	–0.61
Assembly Biosciences, Health Care, Pharmaceutical	2.62	Otonomy, Health Care, Biotechnology	–0.55
UnitedHealth Group, Health Care Providers, Health Care Providers & Services	2.60	Tesaro, Health Care, Biotechnology	–0.52
Aerie Pharmaceuticals, Health Care, Pharmaceutical	2.29	Proteostasis Therapeutics, Health Care, Biotechnology	–0.51
Kite Pharma, Health Care, Pharmaceutical	1.68	GenMark Diagnostics, Health Care, Equipment & Supplies	–0.47

Current outlook

•

Jennison believes the health care sector’s long-term outlook is very positive based on a range of industry trends, from health care reform to the advent of immuno-oncology. Although the realization of these companies’ values may encounter intermittent setbacks, Jennison believes the market will recognize and reward them over the longer term.

•

Positive clinical data, robust drug launches, and merger-and-acquisition activity continue to make biotherapeutic stocks attractive. A constructive stance by the US Food and Drug Administration, including the introduction of breakthrough status for new drugs, is providing important support to the drug industry and its investors.

•

Jennison believes the market will continue to reward innovation. Advances in human genome mapping and gene-sequencing technology, now a decade old, have coupled with a significant new understanding of the underlying biology of diseases. The result is an innovation cycle in which companies are able to identify gene function and implement new technology platforms, including gene therapy and antisense, to develop drugs that precisely target underlying disease mechanisms.

•

Some therapies target relatively small patient populations, but this focused approach often facilitates abbreviated development timelines, greater drug efficacy, and, once approved, lower marketing expenses.

•

Addressing a much larger market opportunity, many companies are also working to develop oncology active immune therapy, an approach that leverages a patient’s own immune system. We believe immuno-oncology could become the backbone of cancer-treatment protocols over the next decade.

Prudential Jennison Health Sciences Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Health Sciences Fund		Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,141.40	1.13%	$6.07
	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72
Class B	Actual	$1,000.00	$1,137.30	1.83%	$9.80
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25
Class C	Actual	$1,000.00	$1,137.70	1.83%	$9.81
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25
Class Q	Actual	$1,000.00	$1,143.70	0.74%	$3.98
	Hypothetical	$1,000.00	$1,021.36	0.74%	$3.75
Class R	Actual	$1,000.00	$1,140.40	1.33%	$7.14
	Hypothetical	$1,000.00	$1,018.40	1.33%	$6.73
Class Z	Actual	$1,000.00	$1,143.20	0.83%	$4.46
	Hypothetical	$1,000.00	$1,020.91	0.83%	$4.20

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2017, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Health Sciences Fund	17

Schedule of Investments

as of November 30, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 96.6%

COMMON STOCKS 96.4%

Biotechnology 46.7%
AbbVie, Inc.	480,767	$46,595,938
Aeglea BioTherapeutics, Inc.*(a)	602,772	2,411,088
Agios Pharmaceuticals, Inc.*(a)	124,493	7,662,544
Aileron Therapeutics, Inc.*	205,051	2,300,672
Alexion Pharmaceuticals, Inc.*	342,063	37,561,938
Alkermes PLC*(a)	303,891	15,890,460
Amicus Therapeutics, Inc.*(a)	3,473,903	48,356,730
Apellis Pharmaceuticals, Inc.*	491,640	6,794,465
Argenx SE (Netherlands), ADR*(a)	101,286	3,243,178
Audentes Therapeutics, Inc.*	687,019	19,827,368
Avexis, Inc.*	143,931	13,646,098
BioCryst Pharmaceuticals, Inc.*(a)	2,202,138	11,186,861
BioMarin Pharmaceutical, Inc.*	1,465,668	125,754,314
Bluebird Bio, Inc.*(a)	468,334	80,928,115
Blueprint Medicines Corp.*(a)	140,870	10,573,702
Celgene Corp.*	521,791	52,612,187
Clovis Oncology, Inc.*(a)	468,017	29,424,229
Corvus Pharmaceuticals, Inc.*(a)	525,771	5,893,893
DBV Technologies SA (France), ADR*(a)	637,891	14,569,430
Eiger BioPharmaceuticals, Inc.*	306,730	3,573,405
Epizyme, Inc.*(a)	1,410,186	16,922,232
Exact Sciences Corp.*	295,601	17,582,347
Exelixis, Inc.*	1,917,566	51,927,687
FibroGen, Inc.*(a)	230,691	10,957,823
GlycoMimetics, Inc.*(a)	1,106,962	15,619,234
Ignyta, Inc.*	324,407	5,320,275
Immunomedics, Inc.*(a)	1,355,747	14,723,412
Incyte Corp.*	446,335	44,182,702
InflaRx NV (Germany)*	163,829	3,486,281
Juno Therapeutics, Inc.*(a)	565,759	30,901,757
La Jolla Pharmaceutical Co.*(a)	590,924	19,707,315
Mirati Therapeutics, Inc.*(a)	153,373	2,630,347
Natera, Inc.*	1,428,165	13,896,045
Neurocrine Biosciences, Inc.*(a)	306,692	22,048,088
OvaScience, Inc.*	1,245,225	1,855,385
Ovid therapeutics, Inc.*(a)	380,730	4,686,786
ProQR Therapeutics NV (Netherlands)*(a)	1,725,935	5,695,586
Proteostasis Therapeutics, Inc.*(a)	1,435,184	3,717,127
Prothena Corp. PLC (Ireland)*(a)	392,856	18,263,875
Regeneron Pharmaceuticals, Inc.*	62,946	22,777,640
Retrophin, Inc.*	565,062	12,736,497

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	19

Schedule of Investments (continued)

as of November 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Sage Therapeutics, Inc.*(a)	549,523	$50,781,420
Sarepta Therapeutics, Inc.*(a)	892,365	49,677,960
Savara, Inc.*(a)	412,610	5,343,300
Spark Therapeutics, Inc.*	234,437	17,167,822
Syndax Pharmaceuticals, Inc.*	620,431	5,434,976
TESARO, Inc.*(a)	256,004	21,657,938
TG Therapeutics, Inc.*(a)	938,019	8,066,963
Vertex Pharmaceuticals, Inc.*	257,492	37,153,521

		1,073,728,956

Health Care Equipment 6.4%
Abbott Laboratories	401,473	22,631,033
Boston Scientific Corp.*	1,407,344	36,985,000
DexCom, Inc.*(a)	592,504	34,620,009
Edwards Lifesciences Corp.*	129,820	15,214,904
iRhythm Technologies, Inc.*	71,707	3,979,739
Nevro Corp.*	434,814	32,532,783

		145,963,468

Health Care Services 0.3%
Teladoc, Inc.*(a)	204,357	7,581,645

Health Care Supplies 0.8%
Align Technology, Inc.*	69,139	18,036,982

Health Care Technology 0.5%
Evolent Health, Inc. (Class A Stock)*(a)	350,216	4,500,276
Tabula Rasa HealthCare, Inc.*(a)	209,374	7,263,184

		11,763,460

Life Sciences Tools & Services 3.3%
Illumina, Inc.*	334,250	76,887,527

Managed Health Care 19.9%
Aetna, Inc.	352,776	63,563,180
Centene Corp.*	477,180	48,715,306
Cigna Corp.	390,239	82,625,304
Humana, Inc.	355,641	92,772,511
UnitedHealth Group, Inc.	742,796	169,483,763

		457,160,064

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals 18.5%
Aerie Pharmaceuticals, Inc.*	1,273,174	$81,801,430
Allergan PLC	434,319	75,497,672
Assembly Biosciences, Inc.*	1,579,048	78,810,286
Bristol-Myers Squibb Co.	950,933	60,089,456
Cassiopea SpA (Italy)*	67,672	2,354,665
Cassiopea SpA (Italy), 144A*	230,363	8,015,543
Dermira, Inc.*(a)	375,453	9,611,597
Eli Lilly & Co.	490,433	41,510,249
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	272,483	33,921,409
Mylan NV*	301,080	10,998,452
Nektar Therapeutics*(a)	179,786	9,706,646
Ocular Therapeutix, Inc.*(a)	1,431,743	5,898,781
Revance Therapeutics, Inc.*(a)	272,703	7,567,508

		425,783,694

TOTAL COMMON STOCKS (cost $1,335,803,692)		2,216,905,796

PREFERRED STOCK 0.2%

Health Care Equipment
ControlRad Systems, Inc., Private Placement, Reg D, Series A (original cost $2,400,000; purchased 8/31/12)*(f)^	4,084,064	3,471,454

TOTAL LONG-TERM INVESTMENTS (cost $1,338,203,692)		2,220,377,250

SHORT-TERM INVESTMENTS 17.1%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	72,663,270	72,663,270
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $319,490,847; includes $319,153,234 of cash collateral for securities on loan)(b)(w)	319,488,135	319,520,084

TOTAL SHORT-TERM INVESTMENTS (cost $392,154,117)		392,183,354

TOTAL INVESTMENTS 113.7% (cost $1,730,357,809)		2,612,560,604
Liabilities in excess of other assets (13.7)%		(313,791,362)

NET ASSETS 100.0%		$2,298,769,242

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	21

Schedule of Investments (continued)

as of November 30, 2017

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

Reg D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $3,471,454 and 0.2% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $319,935,308; cash collateral of $319,153,234 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)	Indicates a restricted security; the aggregate original cost of the restricted securities is $2,400,000. The aggregate value of $3,471,454 is approximately 0.2% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Biotechnology	$1,073,728,956	$—	$—
Health Care Equipment	145,963,468	—	—
Health Care Services	7,581,645	—	—
Health Care Supplies	18,036,982	—	—
Health Care Technology	11,763,460	—	—
Life Sciences Tools & Services	76,887,527	—	—
Managed Health Care	457,160,064	—	—
Pharmaceuticals	415,413,486	10,370,208	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Preferred Stock
Health Care Equipment	$—	$—	$3,471,454
Affiliated Mutual Funds	392,183,354	—	—

Total	$2,598,718,942	$10,370,208	$3,471,454

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2017 were as follows (unaudited):

Biotechnology	46.7%
Managed Health Care	19.9
Pharmaceuticals	18.5
Affiliated Mutual Funds (including 13.9% of collateral for securities on loan)	17.1
Health Care Equipment	6.6
Life Sciences Tools & Services	3.3
Health Care Supplies	0.8
Health Care Technology	0.5%
Health Care Services	0.3

113.7
Liabilities in excess of other assets	(13.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$319,935,308	$(319,153,234)	$782,074

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	23

Statement of Assets & Liabilities

as of November 30, 2017

Assets
Investments at value, including securities on loan of $319,935,308:
Unaffiliated investments (cost $1,338,203,692)	$2,220,377,250
Affiliated investments (cost $392,154,117)	392,183,354
Receivable for investments sold	8,141,962
Receivable for Fund shares sold	1,670,615
Dividends and interest receivable	1,240,900
Tax reclaim receivable	888,605
Prepaid expenses	18,110

Total Assets	2,624,520,796

Liabilities
Payable to broker for collateral for securities on loan	319,153,234
Payable for Fund shares reacquired	4,125,901
Management fee payable	1,323,311
Accrued expenses and other liabilities	719,418
Distribution fee payable	368,673
Affiliated transfer agent fee payable	61,017

Total Liabilities	325,751,554

Net Assets	$2,298,769,242

Net assets were comprised of:
Common stock, at par	$486,585
Paid-in capital in excess of par	1,315,079,086

1,315,565,671
Accumulated net investment loss	(2,830,762)
Accumulated net realized gain on investment and foreign currency transactions	103,886,418
Net unrealized appreciation on investments	882,147,915

Net assets, November 30, 2017	$2,298,769,242

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share ($812,855,094 ÷ 17,574,583 shares of common stock issued and outstanding)	$46.25
Maximum sales charge (5.50% of offering price)	2.69

Maximum offering price to public	$48.94

Class B
Net asset value, offering price and redemption price per share
($28,959,063 ÷ 805,479 shares of common stock issued and outstanding)	$35.95

Class C
Net asset value, offering price and redemption price per share
($181,567,278 ÷ 5,052,458 shares of common stock issued and outstanding)	$35.94

Class Q
Net asset value, offering price and redemption price per share
($1,755,073 ÷ 34,610 shares of common stock issued and outstanding)	$50.71

Class R
Net asset value, offering price and redemption price per share
($14,049,132 ÷ 308,258 shares of common stock issued and outstanding)	$45.58

Class Z
Net asset value, offering price and redemption price per share
($1,259,583,602 ÷ 24,883,076 shares of common stock issued and outstanding)	$50.62

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	25

Statement of Operations

Year Ended November 30, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$9,293,162
Income from securities lending, net (including affiliated income of $271,462)	2,343,849
Affiliated dividend income	377,040

Total income	12,014,051

Expenses
Management fee	15,972,293
Distribution fee—Class A	2,505,708
Distribution fee—Class B	302,175
Distribution fee—Class C	1,879,756
Distribution fee—Class R	101,640
Transfer agent’s fees and expenses (including affiliated expense of $448,539)	2,207,966
Custodian and accounting fees	166,587
Registration fees	105,449
Shareholders’ reports	81,000
Directors’ fees	37,651
Legal fees and expenses	32,212
Audit fee	23,806
Miscellaneous	57,766

Total expenses	23,474,009
Less: Distribution fee waiver—Class R	(33,880)

Net expenses	23,440,129

Net investment income (loss)	(11,426,078)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on investment transactions (including affiliated of $(8,808))	116,483,355
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(77,274))	410,049,636
Foreign currencies	14,775

410,064,411

Net gain (loss) on investment and foreign currency transactions	526,547,766

Net Increase (Decrease) In Net Assets Resulting From Operations	$515,121,688

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended November 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(11,426,078)	$(10,689,350)
Net realized gain (loss) on investment and foreign currency transactions	116,483,355	72,720,348
Net change in unrealized appreciation (depreciation) on investments	410,064,411	(491,466,566)

Net increase (decrease) in net assets resulting from operations	515,121,688	(429,435,568)

Distributions from net realized gains (Note 1)
Class A	(32,929,857)	(194,169,039)
Class B	(1,380,170)	(7,937,038)
Class C	(8,564,723)	(45,589,635)
Class Q	(344)	—
Class R	(468,571)	(2,916,754)
Class Z	(30,538,325)	(173,939,427)

	(73,881,990)	(424,551,893)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	331,776,148	404,479,401
Net asset value of shares issued in reinvestment of dividends and distributions	66,067,292	378,157,642
Cost of shares reacquired	(681,949,987)	(1,197,575,081)

Net increase (decrease) in net assets from Fund share transactions	(284,106,547)	(414,938,038)

Total increase (decrease)	157,133,151	(1,268,925,499)

Net Assets:
Beginning of year	2,141,636,091	3,410,561,590

End of year(a)	$2,298,769,242	$2,141,636,091

(a) Includes accumulated net investment loss of:	$(2,830,762)	$(2,826,728)

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	27

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: Prudential Jennison Financial Services Fund (formerly known as Prudential Financial Services Fund), Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act. Prudential Jennison Health Sciences Fund (the “Fund”) may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Fund.

On or about the close of business on June 29, 2012, the Fund was closed to new investors.

The investment objective of the Fund is long-term capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

28

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued

Prudential Jennison Health Sciences Fund	29

Notes to Financial Statements (continued)

pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

30

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on

Prudential Jennison Health Sciences Fund	31

Notes to Financial Statements (continued)

debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class, and transfer agency fees specific to Class Q shares, which are charged to that share class), and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for

32

the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion and 0.70% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.72% for the year ended November 30, 2017.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to 0.50% of the average daily net assets of Class R shares through March 31, 2019.

PIMS has advised the Fund that it received $143,401 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2017, it received $14,400 and $1,484 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Jennison Health Sciences Fund	33

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended November 30, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended November 30, 2017, PGIM, Inc. was compensated $292,705 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2017, were $593,943,269 and $1,023,971,136, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present accumulated net investment loss, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized gain on investment transactions. For the year ended November 30, 2017, the adjustments were to decrease accumulated net investment loss

34

and decrease accumulated net realized gain on investment transactions by $11,422,044 due to net operating losses offsetting capital gains. Net investment loss, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended November 30, 2017, the tax character of distributions paid by the Fund was $73,881,990 of long-term capital gains. For the year ended November 30, 2016, the tax character of distributions paid by the Fund were $74,898,155 of ordinary income and $349,653,738 of long-term capital gains.

As of November 30, 2017, the accumulated undistributed earnings on a tax basis were $71,653,374 of ordinary income and $33,568,420 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,734,578,827	$984,427,950	$(106,446,173)	$877,981,777

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases, except through an exchange from Class B shares of another fund or through dividends or capital gains reinvestments. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q, Class R and Z shares are not subject to any sales or redemption charge and are offered exclusively

Prudential Jennison Health Sciences Fund	35

Notes to Financial Statements (continued)

for sale to a limited group of investors. On or about the close of business on June 29, 2012, the Fund was closed to new investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 515 million shares of common stock, $.01 par value per share, authorized and divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class Z and Class T common stock, each of which consists of 75 million, 10 million, 30 million, 130 million, 50 million, 150 million and 70 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

At reporting period end, six shareholders of record held 59% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2017:
Shares sold	1,370,308	$57,197,878
Shares issued in reinvestment of dividends and distributions	857,037	31,050,448
Shares reacquired	(5,743,598)	(234,748,001)

Net increase (decrease) in shares outstanding before conversion	(3,516,253)	(146,499,675)
Shares issued upon conversion from other share class(es)	430,169	17,797,342
Shares reacquired upon conversion into other share class(es)	(4,260,866)	(168,562,715)

Net increase (decrease) in shares outstanding	(7,346,950)	$(297,265,048)

Year ended November 30, 2016:
Shares sold	2,643,689	$101,141,342
Shares issued in reinvestment of dividends and distributions	4,234,171	182,069,365
Shares reacquired	(12,267,180)	(462,179,238)

Net increase (decrease) in shares outstanding before conversion	(5,389,320)	(178,968,531)
Shares issued upon conversion from other share class(es)	225,664	8,680,656
Shares reacquired upon conversion into other share class(es)	(820,798)	(30,754,278)

Net increase (decrease) in shares outstanding	(5,984,454)	$(201,042,153)

36

Class B	Shares	Amount
Year ended November 30, 2017:
Shares sold	16,785	$528,142
Shares issued in reinvestment of dividends and distributions	43,141	1,223,036
Shares reacquired	(180,394)	(5,740,114)

Net increase (decrease) in shares outstanding before conversion	(120,468)	(3,988,936)
Shares reacquired upon conversion into other share class(es)	(160,469)	(5,252,148)

Net increase (decrease) in shares outstanding	(280,937)	$(9,241,084)

Year ended November 30, 2016:
Shares sold	42,773	$1,419,663
Shares issued in reinvestment of dividends and distributions	200,971	6,877,225
Shares reacquired	(297,456)	(8,916,457)

Net increase (decrease) in shares outstanding before conversion	(53,712)	(619,569)
Shares reacquired upon conversion into other share class(es)	(129,468)	(3,968,978)

Net increase (decrease) in shares outstanding	(183,180)	$(4,588,547)

Class C
Year ended November 30, 2017:
Shares sold	133,971	$4,225,318
Shares issued in reinvestment of dividends and distributions	249,864	7,078,640
Shares reacquired	(1,078,165)	(34,323,631)

Net increase (decrease) in shares outstanding before conversion	(694,330)	(23,019,673)
Shares reacquired upon conversion into other share class(es)	(733,109)	(23,770,549)

Net increase (decrease) in shares outstanding	(1,427,439)	$(46,790,222)

Year ended November 30, 2016:
Shares sold	373,329	$12,167,439
Shares issued in reinvestment of dividends and distributions	1,065,533	36,451,872
Shares reacquired	(1,744,512)	(52,000,064)

Net increase (decrease) in shares outstanding before conversion	(305,650)	(3,380,753)
Shares reacquired upon conversion into other share class(es)	(432,231)	(12,943,313)

Net increase (decrease) in shares outstanding	(737,881)	$(16,324,066)

Class Q
Year ended November 30, 2017:
Shares sold	36,483	$1,734,244
Shares issued in reinvestment of dividends and distributions	9	344
Shares reacquired†	(2,137)	(101,379)

Net increase (decrease) in shares outstanding	34,355	$1,633,209

Period ended November 30, 2016*:
Shares sold**	255	$10,000

Net increase (decrease) in shares outstanding	255	$10,000

Prudential Jennison Health Sciences Fund	37

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended November 30, 2017:
Shares sold	68,940	$2,843,011
Shares issued in reinvestment of dividends and distributions	13,103	468,570
Shares reacquired	(120,445)	(4,868,581)

Net increase (decrease) in shares outstanding	(38,402)	$(1,557,000)

Year ended November 30, 2016:
Shares sold	159,216	$5,948,654
Shares issued in reinvestment of dividends and distributions	68,532	2,916,753
Shares reacquired	(332,776)	(12,131,470)

Net increase (decrease) in shares outstanding	(105,028)	$(3,266,063)

Class Z
Year ended November 30, 2017:
Shares sold	5,792,157	$265,247,555
Shares issued in reinvestment of dividends and distributions	663,790	26,246,254
Shares reacquired	(8,962,230)	(402,168,281)

Net increase (decrease) in shares outstanding before conversion	(2,506,283)	(110,674,472)
Shares issued upon conversion from other share class(es)	4,191,728	181,815,205
Shares reacquired upon conversion into other share class(es)	(45,211)	(2,027,135)

Net increase (decrease) in shares outstanding	1,640,234	$69,113,598

Year ended November 30, 2016:
Shares sold	6,817,921	$283,792,303
Shares issued in reinvestment of dividends and distributions	3,212,056	149,842,427
Shares reacquired	(16,031,024)	(662,347,852)

Net increase (decrease) in shares outstanding before conversion	(6,001,047)	(228,713,122)
Shares issued upon conversion from other shares class(es)	1,050,709	42,798,219
Shares reacquired upon conversion into other share class(es)	(92,563)	(3,812,306)

Net increase (decrease) in shares outstanding	(5,042,901)	$(189,727,209)

*	Commencement of offering was January 27, 2016.
**	Includes affiliated subscriptions of 255 shares with a value of $10,000 for Class Q shares.
†	Includes affiliated redemptions of 264 shares with a value of $12,939 for Class Q shares.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the

38

Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended November 30, 2017. The average daily balance for the 2 days that the Fund had loans outstanding during the period was $794,500, borrowed at a weighted average interest rate of 2.25%. The maximum loan balance outstanding during the period was $875,000. At November 30, 2017, the Fund did not have an outstanding loan balance.

8. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective December 1, 2017.

Prudential Jennison Health Sciences Fund	39

Financial Highlights

Class A Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$37.89	$49.64	$52.83	$41.99	$31.95
Income (loss) from investment operations:
Net investment income (loss)	(0.26)	(0.18)	(0.36)	(0.30)	(0.20)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.97	(5.21)	4.08	14.37	13.66
Total from investment operations	9.71	(5.39)	3.72	14.07	13.46
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.05)
Distributions from net realized gains	(1.35)	(6.36)	(6.91)	(3.23)	(3.37)
Total dividends and distributions	(1.35)	(6.36)	(6.91)	(3.23)	(3.42)
Net asset value, end of year	$46.25	$37.89	$49.64	$52.83	$41.99
Total Return(b):	26.61%	(12.38)%	7.88%	36.43%	47.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$812,855	$944,171	$1,534,229	$1,391,206	$1,110,999
Average net assets (000)	$835,255	$1,128,298	$1,641,053	$1,214,767	$902,504
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.15%	1.17%	1.13%	1.15%	1.18%
Expenses before waivers and/or expense reimbursement	1.15%	1.17%	1.13%	1.15%	1.18%
Net investment income (loss)	(0.61)%	(0.48)%	(0.67)%	(0.68)%	(0.56)%
Portfolio turnover rate	27%	25%	52%	57%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

40

Class B Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.95	$40.83	$44.93	$36.43	$28.36
Income (loss) from investment operations:
Net investment income (loss)	(0.42)	(0.36)	(0.60)	(0.52)	(0.38)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.77	(4.16)	3.41	12.25	11.87
Total from investment operations	7.35	(4.52)	2.81	11.73	11.49
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.05)
Distributions from net realized gains	(1.35)	(6.36)	(6.91)	(3.23)	(3.37)
Total dividends and distributions	(1.35)	(6.36)	(6.91)	(3.23)	(3.42)
Net asset value, end of year	$35.95	$29.95	$40.83	$44.93	$36.43
Total Return(b):	25.74%	(13.01)%	7.14%	35.48%	46.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28,959	$32,539	$51,837	$59,899	$54,595
Average net assets (000)	$30,218	$38,686	$60,495	$54,808	$50,463
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.85%	1.87%	1.83%	1.85%	1.88%
Expenses before waivers and/or expense reimbursement	1.85%	1.87%	1.83%	1.85%	1.88%
Net investment income (loss)	(1.30)%	(1.19)%	(1.37)%	(1.38)%	(1.23)%
Portfolio turnover rate	27%	25%	52%	57%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	41

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.94	$40.81	$44.92	$36.42	$28.35
Income (loss) from investment operations:
Net investment income (loss)	(0.42)	(0.36)	(0.60)	(0.53)	(0.38)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.77	(4.15)	3.40	12.26	11.87
Total from investment operations	7.35	(4.51)	2.80	11.73	11.49
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.05)
Distributions from net realized gains	(1.35)	(6.36)	(6.91)	(3.23)	(3.37)
Total dividends and distributions	(1.35)	(6.36)	(6.91)	(3.23)	(3.42)
Net asset value, end of year	$35.94	$29.94	$40.81	$44.92	$36.42
Total Return(b):	25.75%	(12.99)%	7.12%	35.49%	46.44%

Ratios/Supplemental Data:
Net assets, end of year (000)	$181,567	$194,001	$294,592	$302,715	$249,263
Average net assets (000)	$187,980	$224,856	$328,656	$266,782	$216,277
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.85%	1.87%	1.83%	1.85%	1.88%
Expenses before waivers and/or expense reimbursement	1.85%	1.87%	1.83%	1.85%	1.88%
Net investment income (loss)	(1.30)%	(1.19)%	(1.37)%	(1.39)%	(1.24)%
Portfolio turnover rate	27%	25%	52%	57%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

42

Class Q Share
	Year Ended November 30, 2017	January 27, 2016(a) through November 30, 2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$41.25	$39.16
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.90	2.11
Total from investment operations	10.81	2.09
Less Distributions:
Distributions from net realized gains	(1.35)	-
Net asset value, end of period	$50.71	$41.25
Total Return(c):	27.12%	5.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,755	$11
Average net assets (000)	$517	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.74%	0.75%	(e)
Expenses before waivers and/or expense reimbursement	0.74%	0.75%	(e)
Net investment income (loss)	(0.19)%	(0.06)%	(e)
Portfolio turnover rate	27%	25%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include the expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	43

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$37.42	$49.20	$52.50	$41.83	$31.90
Income (loss) from investment operations:
Net investment income (loss)	(0.33)	(0.26)	(0.46)	(0.40)	(0.32)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.84	(5.16)	4.07	14.30	13.67
Total from investment operations	9.51	(5.42)	3.61	13.90	13.35
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.05)
Distributions from net realized gains	(1.35)	(6.36)	(6.91)	(3.23)	(3.37)
Total dividends and distributions	(1.35)	(6.36)	(6.91)	(3.23)	(3.42)
Net asset value, end of year	$45.58	$37.42	$49.20	$52.50	$41.83
Total Return(c):	26.40%	(12.57)%	7.70%	36.14%	47.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,049	$12,973	$22,225	$13,988	$6,984
Average net assets (000)	$13,552	$15,542	$22,044	$9,162	$3,873
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.37%	1.33%	1.35%	1.38%
Expenses before waivers and/or expense reimbursement	1.60%	1.62%	1.58%	1.60%	1.63%
Net investment income (loss)	(0.80)%	(0.68)%	(0.87)%	(0.89)%	(0.86)%
Portfolio turnover rate	27%	25%	52%	57%	54%

(b)	Calculated based on average shares outstanding during the year.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$41.21	$53.30	$56.07	$44.24	$33.39
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.08)	(0.21)	(0.19)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.90	(5.65)	4.35	15.25	14.38
Total from investment operations	10.76	(5.73)	4.14	15.06	14.27
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.05)
Distributions from net realized gains	(1.35)	(6.36)	(6.91)	(3.23)	(3.37)
Total dividends and distributions	(1.35)	(6.36)	(6.91)	(3.23)	(3.42)
Net asset value, end of year	$50.62	$41.21	$53.30	$56.07	$44.24
Total Return(b):	27.02%	(12.14)%	8.22%	36.84%	47.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,259,584	$957,942	$1,507,679	$1,182,659	$737,978
Average net assets (000)	$1,142,806	$1,087,154	$1,504,357	$926,562	$540,745
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.84%	0.87%	0.83%	0.85%	0.88%
Expenses before waivers and/or expense reimbursement	0.84%	0.87%	0.83%	0.85%	0.88%
Net investment income (loss)	(0.29)%	(0.18)%	(0.37)%	(0.40)%	(0.29)%
Portfolio turnover rate	27%	25%	52%	57%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Health Sciences Fund (the “Fund”), one of the series constituting Prudential Sector Funds, Inc., including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 16, 2018

46

Federal Tax Information (unaudited)

We are advising you that during the year ended November 30, 2017, the Fund reports the maximum amount allowed per share but not less than $1.35 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2017.

Prudential Jennison Health Sciences Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.	Since September 2013

Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Prudential Jennison Health Sciences Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	Professor Emerita of Business (since 2018), Columbia Business School; Visiting Fellow at the Hoover Institution, Stanford University (2015-present); Visiting Professor of Law, Stanford Law School (2015-present); formerly Professor of Business (1996-2017), Columbia Business School; formerly Managing Director, Global Head of Alternative Investment Strategies (2006-2008), Deutsche Bank.	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

Prudential Jennison Health Sciences Fund

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.	Since March 2010

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Prudential Jennison Health Sciences Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006

Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
∎	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
∎	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Health Sciences Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	Prudential Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also

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noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five- and ten-year periods.
•	The Board noted that the Fund’s recent performance had improved, with the Fund ranking in the first quartile of its Peer Universe for the first quarter of 2017.
•	The Board also considered that the Fund outperformed both the benchmark index and the Peer Universe over longer time periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Health Sciences Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Health Sciences Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PHLAX	PHLBX	PHLCX	PHLQX	PJHRX	PHSZX
CUSIP	74441P502	74441P601	74441P700	74441P775	74441P791	74441P866

MF188E3

     PRUDENTIAL JENNISON UTILITY FUND

ANNUAL REPORT

NOVEMBER 30, 2017

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Objective: Total return through a combination of capital appreciation and current income

Highlights (unaudited)

•	Relative to the S&P 500 Utility Total Return Index (the Index), stock selection in the electric utilities industry was the primary contributor to performance during the period.

•	An allocation to specialized real estate investment trusts (REITs) and stock selection within multi-utilities also contributed.

•

The primary detractor of relative performance was an overweight allocation to oil & gas storage & transportation while an allocation to telecommunication services and cable & satellite providers also hurt performance over the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

Prudential Jennison Utility Fund	3

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Utility Fund informative and useful. The report covers performance for the 12-month period ended November 30, 2017.

Significant events during the reporting period in the US included political uncertainty regarding the Trump administration’s policy initiatives. Elsewhere, Britain entered the “phase-two” step of negotiations of its planned exit from the European Union. France elected a more centrist president, which was viewed as a pro-Euro referendum. Also, North Korea escalated geopolitical tensions with a series of missile launches.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate GDP expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate three times in 2017 and is in the process of winding down its stimulus program. Shortly after the reporting period, the US Congress approved a $1.5 trillion tax cut with sweeping changes for corporations, investors, and individual households. It was the largest tax overhaul in decades.

Global economic growth remained positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to post strong gains. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets moved upward. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Utility Fund

January 16, 2018

Prudential Jennison Utility Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	16.11	11.76	4.94
Class B	17.02	12.12	4.81
Class C	21.06	12.25	4.81
Class R	22.64	12.81	5.33
Class Z	23.19	13.37	5.86
S&P 500 Utility Total Return (TR) Index	25.34	14.06	7.01
S&P 500 Index	22.86	15.73	8.30
Lipper Utility Funds Average	22.70	11.31	5.44

	Average Annual Total Returns as of 11/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	22.87	13.03	5.54
Class B	22.02	12.25	4.81
Class C	22.06	12.25	4.81
Class R	22.64	12.81	5.33
Class Z	23.19	13.37	5.86
S&P 500 Utility Total Return (TR) Index	25.34	14.06	7.01
S&P 500 Index	22.86	15.73	8.30
Lipper Utility Funds Average	22.70	11.31	5.44

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Utility Fund (Class Z shares) with a similar investment in the S&P 500 Index and the S&P 500 Utility Total Return Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2007) and the account values at the end of the current fiscal year (November 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Prudential Jennison Utility Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the following table.

	Class A*	Class B**	Class C*	Class R*	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the ‘PRUDENTIAL FUNDS-UPDATE” on page 3 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Utility Total Return (TR) Index—The Standard & Poor’s 500 Utility Total Return Index is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Utility Funds Average—The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds universe. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 11/30/17 (%)
NextEra Energy, Inc., Electric Utilities	5.2
American Electric Power Co., Inc., Electric Utilities	4.6
DTE Energy Co., Multi-Utilities	4.6
Exelon Corp., Electric Utilities	4.3
Xcel Energy, Inc., Electric Utilities	3.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/17 (%)
Electric Utilities	44.9
Multi-Utilities	20.1
Oil & Gas Storage & Transportation	10.8
Specialized REITs	8.2
Gas Utilities	4.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Utility Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The Prudential Jennison Utility Fund’s Class Z shares rose 23.19% for the 12 month period ended November 30, 2017, underperforming the 25.34% return of the Index, and outperforming the 22.70% return of the Lipper Utility Funds Average.

What was the market environment?

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Increased market sentiment around the potential for a Federal Reserve Bank (the Fed) September rate hike towards the end of July and through August caused a sell-off in “bond proxy” or “dividend-yielding” sectors and/or stocks (e.g., utilities, telecommunications, REITs, Master Limited Partnerships (MLPs), and other securities).

•

Numerous factors contributed to overall market volatility during the reporting period. These factors included decelerating economic growth in China and concerns that emerging economies might face balance sheet risks. Other factors were the negative effect of lower energy prices on industrial sectors and fears of slowing economic growth in the US. Furthermore, uncertainty about the course of future Fed monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election also contributed to market volatility.

What worked?

•	In electric utilities:

•

NextEra Energy is an electric power company in North America which operates through its wholly owned subsidiaries, Florida Power & Light Company and NextEra Energy Resources, LLC. Shares rose during the period as the company reported another quarter of strong earnings above expectations, while management maintained its adjusted earnings guidance for 2017. Jennison favors the company for its above-average rate base and customer growth potential along with its preeminent status as a leading renewable energy player in the US.

•

Shares of American Electric Power, one of the largest public utility holding companies in the US, performed well during the period, despite the company reporting mild weather as a factor for reporting earnings that came in just below expectations. Through its subsidiaries, American Electric provides service to over 5 million retail customers in 11 states and derives roughly 85% of its earnings from regulated sources. Jennison sees the company improving its earned returns at most of its regulated utility subsidiaries, while it has a strong set of transmission and environmental rate-based investment potential that should drive mid-single-digit earnings growth over the coming years. In Jennison’s view, with its stable earnings growth over the next few years, American Electric continues to exhibit an attractive current risk/reward profile.

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•	In multi-utilities:

•

Shares of DTE Energy Company, a Michigan-based power provider, rose during the period as the company reported earnings in the third quarter of 2017 that slightly missed expectations but increased its 2017 earnings-per-share (EPS) guidance as a result of an improved outlook from its gas storage & pipelines and power & industrial projects segments. Jennison favors the company for its above-average growth potential, in what should be one of the better regulatory environments in the country. In Jennison’s view, the state of Michigan’s energy policy aims to address meeting both carbon regulations expected to be issued by the EPA and providing a competitive draw for new businesses which should lead to more incremental utility investments. Additionally, Jennison believes the company’s midstream gas and industrial power investments should help to drive overall EPS growth.

What didn’t work?

In energy, specifically within oil & gas storage & transportation:

•

Units of Energy Transfer Partners LP suffered during the period as a combination of poor investor sentiment in the overall energy sector and project hiccups overshadowed solid earnings results over the past few quarters. Despite fundamentals heading in the right direction, management continued its defiance to changing its corporate structure, stating there would be no roll-up in which the General Partners and Limited Partners form a single corporation, or IDR relief transaction for Energy Transfer until at least 2019. In Jennison’s view, this has been the biggest issue which has negatively weighed on the stock. An IDR gives a limited partnership’s general partner an increasing share in the incremental distributable cash flow the partnership generates. Despite having sold out shares of Energy Transfer, Jennison remains positive on the longer-term investment worthiness of the midstream industry due to a strong outlook for demand growth.

•

Shares of Kinder Morgan underperformed during the period as poor investor sentiment, and falling and volatile commodity prices negatively weighed on the broad energy sector. Additionally, investor concerns amid the uncertainty surrounding the construction timeline for the company’s Trans Mountain Extension Project (TMEP), and any potential political interference that could cause delays and/or cause the project to go over-budget also weighed on the company. Jenison reduced exposure to oil-related midstream infrastructure and liquidated the position to redeploy capital into more attractive investment opportunities.

•	In telecommunications services:

•

Frontier Communications is engaged in providing services predominantly to rural areas and small and medium-sized towns and cities in the US, offering a range of voice, data, and television services and products. Shares have suffered recently as the company missed both subscriber estimates and its EBITDA (earnings before interest, taxes,

Prudential Jennison Utility Fund	11

Strategy and Performance Overview (continued)

depreciation and amortization) target over the past months and recently cut its dividend. Over the past few quarters, the company has resorted to more aggressive promotional pricing, causing growth concerns among investors. Additionally, management had walked back its initial EBIDTA guidance. It seems management has come to the realization there might not be a quick fix for competitive pressures within its markets, which weighed against the company’s stock price. As such, the Fund reduced and then fully eliminated the position over the period.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
NextEra Energy, Inc., Utilities, Electric	1.92	Energy Transfer Partners LP, Energy, Oil & Gas Storage & Transportation	–0.39
American Electric Power Co., Inc., Utilities, Electric	1.34	Kinder Morgan, Inc., Energy, Oil & Gas Storage & Transportation	–0.28
DTE Energy Co., Multi-Utilities	1.24	Frontier Communications Corp., Telecommunications Services, Integrated Telecommunication Services	–0.24
Exelon Corp., Utilities, Electric	1.19	Targa Resources Corp., Energy, Oil & Gas Storage & Transportation	–0.20
Xcel Energy, Inc., Utilities, Electric	1.14	Plains All American Pipeline LP, Energy, Oil & Gas Storage & Transportation	–0.19

Current Outlook

•

Jennison continues to prefer regulated utilities with solid dividend yields and above-average projected earnings and/or dividend growth driven by regulatory rate-based investment. Also in favor are utilities which operate in constructive regulatory environments that support timely and attractive returns on capital deployed. Jennison believes higher-quality, faster-growth utilities should outperform peers with lower growth and/or lower-quality over time.

•

Regarding renewable energy, in spite of recent rhetoric from the White House, Jennison believes there is continued momentum behind the secular trends of rising global demand for renewable energy supply and subsequent grid infrastructure investment that’s needed to modernize aging infrastructure. While commodity price volatility may spike from time to time, Jennison believes oil, natural gas and natural gas liquid (NGL) fundamentals are in a

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much better position than they were a year ago. This bodes well for volume growth and the need for critical midstream infrastructure to move remote energy supplies to end use demand markets in North America and around the world.

•

Jennison believes the next part of this midstream cycle will largely be demand and export driven; Jennison remains constructive on the longer-term investment worthiness of the midstream industry given a strong outlook for demand growth, expectations for resumed North American production growth, and attractive yields.

•

Regarding communications infrastructure, Jennison continues to favor wired broadband network operators, wireless towers, and datacenter operators as these industries are well-positioned to capitalize on exponential data demand growth around the world.

Prudential Jennison Utility Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account

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over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Utility Fund		Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,073.00	0.81%	$4.21
	Hypothetical	$1,000.00	$1,021.01	0.81%	$4.10
Class B	Actual	$1,000.00	$1,069.60	1.51%	$7.83
	Hypothetical	$1,000.00	$1,017.50	1.51%	$7.64
Class C	Actual	$1,000.00	$1,069.70	1.51%	$7.83
	Hypothetical	$1,000.00	$1,017.50	1.51%	$7.64
Class R	Actual	$1,000.00	$1,072.00	1.01%	$5.25
	Hypothetical	$1,000.00	$1,020.00	1.01%	$5.11
Class Z	Actual	$1,000.00	$1,074.50	0.51%	$2.65
	Hypothetical	$1,000.00	$1,022.51	0.51%	$2.59

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2017, and divided by the 365 days in the Fund's fiscal year ended November 30, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Utility Fund	15

Schedule of Investments

as of November 30, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS

Cable & Satellite 1.2%
Charter Communications, Inc., (Class A Stock)*	124,915	$40,748,522

Electric Utilities 44.9%
Alliant Energy Corp.	2,328,163	105,023,433
Alupar Investimento SA (Brazil)	514,135	2,720,316
Alupar Investimento SA (Brazil), 144A	2,444,818	12,935,664
American Electric Power Co., Inc.	2,016,356	156,529,716
Avangrid, Inc.(a)	658,183	34,929,772
Edison International	1,463,100	118,906,137
El Paso Electric Co.	436,094	26,558,125
Emera, Inc. (Canada)	870,658	32,770,726
Enel SpA (Italy)	13,826,334	89,829,832
Exelon Corp.	3,526,545	147,092,192
Fortis, Inc. (Canada)	1,853,177	68,229,204
Great Plains Energy, Inc.	3,004,564	103,086,591
Iberdrola SA (Spain)	4,449,882	35,347,341
NextEra Energy, Inc.	1,122,543	177,406,696
PG&E Corp.	712,926	38,669,106
Pinnacle West Capital Corp.	766,163	70,341,425
PNM Resources, Inc.	790,625	35,973,437
Portland General Electric Co.	866,294	43,002,834
PPL Corp.	1,661,197	60,916,094
Southern Co. (The)	1,008,750	51,648,000
Xcel Energy, Inc.	2,326,149	120,052,550

		1,531,969,191

Gas Utilities 4.4%
Atmos Energy Corp.	982,687	90,692,183
Infraestructura Energetica Nova SAB de CV (Mexico), 144A	2,815,921	15,396,398
Italgas SpA (Italy)	7,029,145	44,511,633

		150,600,214

Independent Power Producers & Energy Traders 3.4%
NRG Energy, Inc.	3,331,993	92,129,607
NRG Yield, Inc., (Class C Stock)	1,296,045	24,689,657

		116,819,264

Multi-Utilities 20.1%
Ameren Corp.	1,814,430	116,050,943
CMS Energy Corp.	2,403,462	119,932,754
Dominion Energy, Inc.	759,077	63,861,148

See Notes to Financial Statements.

Prudential Jennison Utility Fund	17

Schedule of Investments (continued)

as of November 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
DTE Energy Co.	1,344,914	$155,431,711
NiSource, Inc.	3,700,802	101,883,079
Public Service Enterprise Group, Inc.	1,015,565	53,885,879
SCANA Corp.	383,749	16,566,444
Sempra Energy	468,580	56,693,494

		684,305,452

Oil & Gas Storage & Transportation 10.8%
Antero Midstream GP LP(a)	332,079	5,894,402
Cheniere Energy Partners LP Holdings LLC(a)	2,496,502	69,552,546
Cheniere Energy, Inc.*	842,515	40,710,325
EQT GP Holdings LP	620,919	15,876,899
Pembina Pipeline Corp. (Canada)	982,284	34,242,420
Targa Resources Corp.	773,625	33,575,325
TransCanada Corp. (Canada)	1,622,323	77,812,151
Williams Cos., Inc. (The)	3,114,463	90,475,150

		368,139,218

Renewable Electricity 2.0%
NextEra Energy Partners LP	1,744,077	68,071,325

Specialized REITs 8.2%
American Tower Corp.	582,500	83,839,225
CyrusOne, Inc.	1,033,228	62,778,933
Equinix, Inc.	123,426	57,330,143
SBA Communications Corp.*	442,639	75,137,970

		279,086,271

Water Utilities 3.1%
American Water Works Co., Inc.	1,147,629	105,076,911

TOTAL LONG-TERM INVESTMENTS (cost $2,251,505,543)		3,344,816,368

See Notes to Financial Statements.

18

Description	Shares	Value
SHORT-TERM INVESTMENTS 2.0%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	61,362,015	$61,362,015
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $6,524,208; includes $6,516,605 of cash collateral for securities on loan)(b)(w)	6,523,555	6,524,208

TOTAL SHORT-TERM INVESTMENTS (cost $67,886,223)		67,886,223

TOTAL INVESTMENTS 100.1% (cost $2,319,391,766)		3,412,702,591
Liabilities in excess of other assets (0.1)%		(2,756,454)

NET ASSETS 100.0%		$3,409,946,137

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,551,744; cash collateral of $6,516,605 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	19

Schedule of Investments (continued)

as of November 30, 2017

The following is a summary of the inputs used as of November 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Cable & Satellite	$40,748,522	$—	$—
Electric Utilities	1,393,856,354	138,112,837	—
Gas Utilities	90,692,183	59,908,031	—
Independent Power Producers & Energy Traders	116,819,264	—	—
Multi-Utilities	684,305,452	—	—
Oil & Gas Storage & Transportation	368,139,218	—	—
Renewable Electricity	68,071,325	—	—
Specialized REITs	279,086,271	—	—
Water Utilities	105,076,911	—	—
Affiliated Mutual Funds	67,886,223	—	—

Total	$3,214,681,723	$198,020,868	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2017 were as follows (unaudited):

Electric Utilities	44.9%
Multi-Utilities	20.1
Oil & Gas Storage & Transportation	10.8
Specialized REITs	8.2
Gas Utilities	4.4
Independent Power Producers & Energy Traders	3.4
Water Utilities	3.1
Renewable Electricity	2.0
Affiliated Mutual Funds (including 0.2% of collateral for securities on loan)	2.0%
Cable & Satellite	1.2

100.1
Liabilities in excess of other assets	(0.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

See Notes to Financial Statements.

20

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$6,551,744	$(6,516,605)	$35,139

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	21

Statement of Assets & Liabilities

as of November 30, 2017

Assets
Investments at value, including securities on loan of $6,551,744:
Unaffiliated investments (cost $2,251,505,543)	$3,344,816,368
Affiliated investments (cost $67,886,223)	67,886,223
Dividends receivable	8,258,846
Receivable for Fund shares sold	706,153
Tax reclaim receivable	245,480
Receivable for investments sold	22,788
Prepaid expenses	25,845

Total Assets	3,421,961,703

Liabilities
Payable to broker for collateral for securities on loan	6,516,605
Payable for Fund shares reacquired	2,973,047
Management fee payable	1,166,461
Distribution fee payable	869,548
Accrued expenses and other liabilities	391,479
Affiliated transfer agent fee payable	97,735
Deferred directors’ fees	450
Payable for investments purchased	241

Total Liabilities	12,015,566

Net Assets	$3,409,946,137

Net assets were comprised of:
Common stock, at par	$2,264,291
Paid-in capital in excess of par	2,227,244,905

2,229,509,196
Undistributed net investment income	13,927,459
Accumulated net realized gain on investment and foreign currency transactions	73,191,900
Net unrealized appreciation on investments and foreign currencies	1,093,317,582

Net assets, November 30, 2017	$3,409,946,137

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($2,911,884,342 ÷ 193,332,102 shares of common stock issued and outstanding)	$15.06
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price to public	$15.94

Class B
Net asset value, offering price and redemption price per share
($35,548,416 ÷ 2,368,738 shares of common stock issued and outstanding)	$15.01

Class C
Net asset value, offering price and redemption price per share
($114,509,354 ÷ 7,640,705 shares of common stock issued and outstanding)	$14.99

Class R
Net asset value, offering price and redemption price per share
($89,479,275 ÷ 5,946,166 shares of common stock issued and outstanding)	$15.05

Class Z
Net asset value, offering price and redemption price per share
($258,524,750 ÷ 17,141,382 shares of common stock issued and outstanding)	$15.08

See Notes to Financial Statements.

Prudential Jennison Utility Fund	23

Statement of Operations

Year Ended November 30, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,902,388)	$83,198,761
Affiliated dividend income	464,887
Income from securities lending, net (including affiliated income of $26,971)	273,218

Total income	83,936,866

Expenses
Management fee	13,797,314
Distribution fee—Class A	8,373,153
Distribution fee—Class B	371,863
Distribution fee—Class C	1,178,228
Distribution fee—Class R	604,057
Transfer agent’s fees and expenses (including affiliated expense of $1,292,269)	2,764,541
Custodian and accounting fees	316,256
Shareholders’ reports	114,531
Registration fees	84,572
Directors’ fees	61,271
Legal fees and expenses	37,857
Audit fee	23,576
Miscellaneous	66,065

Total expenses	27,793,284
Less: Distribution fee waiver—Class R	(201,355)

Net expenses	27,591,929

Net investment income (loss)	56,344,937

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $8,510)	83,292,142
Foreign currency transactions	(310,578)

82,981,564

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(13,069))	527,873,902
Foreign currencies	24,653

527,898,555

Net gain (loss) on investment and foreign currency transactions	610,880,119

Net Increase (Decrease) In Net Assets Resulting From Operations	$667,225,056

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended November 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$56,344,937	$46,578,015
Net realized gain (loss) on investment and foreign currency transactions	82,981,564	213,784,570
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	527,898,555	66,760,937

Net increase (decrease) in net assets resulting from operations	667,225,056	327,123,522

Dividends and Distributions
Dividends from net investment income
Class A	(45,559,756)	(54,166,410)
Class B	(346,426)	(560,626)
Class C	(1,122,600)	(1,673,569)
Class R	(1,166,745)	(1,178,724)
Class Z	(4,556,467)	(4,725,371)

	(52,751,994)	(62,304,700)

Distributions from net realized gains
Class A	(148,118,091)	(240,693,525)
Class B	(2,156,385)	(4,305,947)
Class C	(6,699,710)	(11,701,719)
Class R	(3,992,760)	(5,315,930)
Class Z	(11,827,485)	(17,649,420)

	(172,794,431)	(279,666,541)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	124,572,693	206,935,297
Net asset value of shares issued in reinvestment of dividends and distributions	215,757,865	326,458,163
Cost of shares reacquired	(440,624,960)	(518,425,162)

Net increase (decrease) in net assets from Fund share transactions	(100,294,402)	14,968,298

Total increase (decrease)	341,384,229	120,579

Net Assets:
Beginning of year	3,068,561,908	3,068,441,329

End of year(a)	$3,409,946,137	$3,068,561,908

(a) Includes undistributed net investment income of:	$13,927,459	$5,544,597

See Notes to Financial Statements.

Prudential Jennison Utility Fund	25

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: Prudential Jennison Financial Services Fund (formerly known as Prudential Financial Services Fund), Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act. Prudential Jennison Utility Fund (the “Fund”) may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Fund.

The investment objective of the Fund is to seek total return through a combination of capital appreciation and current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

26

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted

Prudential Jennison Utility Fund	27

Notes to Financial Statements (continued)

securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

28

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of

Prudential Jennison Utility Fund	29

Notes to Financial Statements (continued)

the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than class specific expenses and waivers, which are charged directly to the respective class), and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Master Limited Partnerships (MLPs): The Fund invests in MLPs. Distributions received from the Fund’s investment in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

30

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Prudential Jennison Utility Fund	31

Notes to Financial Statements (continued)

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets up to $250 million, 0.50% of the next $500 million, 0.45% of the next $750 million, 0.40% of the next $500 million, 0.35% of the next $2 billion, 0.325% of the next $2 billion and 0.30% of average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was 0.42% for the year ended November 30, 2017.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to 0.50% of the average daily net assets of Class R shares through March 31, 2019.

PIMS has advised the Fund that it received $926,782 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2017 it received $129, $30,155 and $4,480 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act,

32

that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended November 30, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended November 30, 2017, PGIM, Inc. was compensated $22,030 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2017, were $783,833,436 and $1,077,898,486, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2017, the adjustments were to increase undistributed net investment income by $4,789,919, decrease accumulated net realized gain on investment and foreign currency transactions by $2,816,390 and decrease paid-in capital in excess of par by $1,973,529 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investment in partnerships, spin-off distribution and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2017, the tax character of dividends paid by the Fund were $52,751,994 of ordinary income and $172,794,431 of long-term capital gains. For the year ended November 30, 2016, the tax character of dividends paid by the Fund were $62,304,700 of ordinary income and $279,666,541 of long-term capital gains.

Prudential Jennison Utility Fund	33

Notes to Financial Statements (continued)

As of November 30, 2017, the accumulated undistributed earnings on a tax basis were $13,432,389 of ordinary income and $73,393,279 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,319,090,868	$1,110,310,611	$(16,698,888)	$1,093,611,723

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, investments in partnerships and other cost basis differences between financial and tax reporting.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

34

There are 1.10 billion shares of $.01 par value per share common stock authorized which consists of 500 million shares of Class A common stock, 10 million shares of Class B common stock, 75 million shares of Class C common stock, 75 million shares of Class R common stock, 250 million shares of Class T common stock, 75 million shares of Class Q common stock and 100 million shares of Class Z common stock. The Fund currently does not have any Class Q or Class T shares outstanding.

At reporting period end, two shareholders of record held 26% of the Fund’s outstanding shares. Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2017:
Shares sold	4,160,938	$57,713,534
Shares issued in reinvestment of dividends and distributions	14,127,127	186,001,764
Shares reacquired	(22,992,125)	(318,848,993)

Net increase (decrease) in shares outstanding before conversion	(4,704,060)	(75,133,695)
Shares issued upon conversion from other share class(es)	896,769	12,523,684
Shares reacquired upon conversion into other share class(es)	(2,346,549)	(32,162,374)

Net increase (decrease) in shares outstanding	(6,153,840)	$(94,772,385)

Year ended November 30, 2016:
Shares sold	8,336,680	$109,966,270
Shares issued in reinvestment of dividends and distributions	23,586,446	282,857,903
Shares reacquired	(28,998,440)	(380,961,506)

Net increase (decrease) in shares outstanding before conversion	2,924,686	11,862,667
Shares issued upon conversion from other share class(es)	764,336	10,184,562
Shares reacquired upon conversion into other share class(es)	(1,182,969)	(16,242,740)

Net increase (decrease) in shares outstanding	2,506,053	$5,804,489

Class B
Year ended November 30, 2017:
Shares sold	55,424	$757,926
Shares issued in reinvestment of dividends and distributions	179,580	2,344,283
Shares reacquired	(353,626)	(4,873,654)

Net increase (decrease) in shares outstanding before conversion	(118,622)	(1,771,445)
Shares reacquired upon conversion into other share class(es)	(518,556)	(7,173,680)

Net increase (decrease) in shares outstanding	(637,178)	$(8,945,125)

Year ended November 30, 2016:
Shares sold	172,325	$2,240,988
Shares issued in reinvestment of dividends and distributions	379,875	4,510,843
Shares reacquired	(513,826)	(6,666,021)

Net increase (decrease) in shares outstanding before conversion	38,374	85,810
Shares reacquired upon conversion into other share class(es)	(724,691)	(9,617,816)

Net increase (decrease) in shares outstanding	(686,317)	$(9,532,006)

Prudential Jennison Utility Fund	35

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended November 30, 2017:
Shares sold	513,327	$7,028,068
Shares issued in reinvestment of dividends and distributions	527,545	6,881,184
Shares reacquired	(1,924,886)	(26,522,776)

Net increase (decrease) in shares outstanding before conversion	(884,014)	(12,613,524)
Shares reacquired upon conversion into other share class(es)	(617,068)	(8,615,603)

Net increase (decrease) in shares outstanding	(1,501,082)	$(21,229,127)

Year ended November 30, 2016:
Shares sold	1,025,301	$13,281,140
Shares issued in reinvestment of dividends and distributions	977,585	11,618,048
Shares reacquired	(2,445,225)	(31,691,891)

Net increase (decrease) in shares outstanding before conversion	(442,339)	(6,792,703)
Shares reacquired upon conversion into other share class(es)	(154,686)	(2,097,635)

Net increase (decrease) in shares outstanding	(597,025)	$(8,890,338)

Class R
Year ended November 30, 2017:
Shares sold	1,165,737	$16,332,390
Shares issued in reinvestment of dividends and distributions	391,951	5,159,505
Shares reacquired	(959,326)	(13,371,939)

Net increase (decrease) in shares outstanding	598,362	$8,119,956

Year ended November 30, 2016:
Shares sold	1,838,952	$24,552,614
Shares issued in reinvestment of dividends and distributions	541,234	6,494,655
Shares reacquired	(1,389,155)	(18,267,585)

Net increase (decrease) in shares outstanding	991,031	$12,779,684

Class Z
Year ended November 30, 2017:
Shares sold	3,054,538	$42,740,775
Shares issued in reinvestment of dividends and distributions	1,163,318	15,371,129
Shares reacquired	(5,539,401)	(77,007,598)

Net increase (decrease) in shares outstanding before conversion	(1,321,545)	(18,895,694)
Shares issued upon conversion from other share class(es)	2,604,165	35,801,664
Shares reacquired upon conversion into other share class(es)	(26,921)	(373,691)

Net increase (decrease) in shares outstanding	1,255,699	$16,532,279

Year ended November 30, 2016:
Shares sold	4,302,687	$56,894,285
Shares issued in reinvestment of dividends and distributions	1,741,863	20,976,714
Shares reacquired	(6,169,943)	(80,838,159)

Net increase (decrease) in shares outstanding before conversion	(125,393)	(2,967,160)
Shares issued upon conversion from other shares class(es)	1,324,048	18,181,345
Shares reacquired upon conversion into other share class(es)	(30,369)	(407,716)

Net increase (decrease) in shares outstanding	1,168,286	$14,806,469

36

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended November 30, 2017.

8. Notice of Dividends and Distributions to Shareholders

Subsequent to the year ended November 30, 2017, the Fund declared ordinary income dividends on December 21, 2017 to shareholders of record on December 22, 2017. The ex-date was December 26, 2017. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.06085	$0.32674
Class B	$0.03963	$0.32674
Class C	$0.03963	$0.32674
Class R	$0.05477	$0.32674
Class Z	$0.06999	$0.32674

Prudential Jennison Utility Fund	37

Notes to Financial Statements (continued)

9. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective December 1, 2017.

38

Financial Highlights

Class A Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.18	$13.37	$17.17	$14.14	$11.85
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.20	0.24	0.37	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.62	1.11	(2.29)	3.19	2.48
Total from investment operations	2.86	1.31	(2.05)	3.56	2.74
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.22)	(0.35)	(0.45)
Distributions from net realized gains	(0.75)	(1.23)	(1.53)	(0.18)	-
Total dividends and distributions	(0.98)	(1.50)	(1.75)	(0.53)	(0.45)
Net asset value, end of year	$15.06	$13.18	$13.37	$17.17	$14.14
Total Return(b):	22.87%	11.08%	(13.06)%	25.75%	23.62%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,912	$2,629	$2,634	$3,422	$2,783
Average net assets (000,000)	$2,791	$2,744	$3,101	$3,175	$2,665
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.83%	0.85%	0.84%	0.82%	0.85%
Expenses before waivers and/or expense reimbursement	0.83%	0.85%	0.84%	0.82%	0.85%
Net investment income (loss)	1.74%	1.48%	1.63%	2.30%	2.00%
Portfolio turnover rate	24%	47%	51%	42%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	39

Financial Highlights (continued)

Class B Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.14	$13.33	$17.12	$14.10	$11.82
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.10	0.14	0.26	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.60	1.11	(2.28)	3.18	2.47
Total from investment operations	2.75	1.21	(2.14)	3.44	2.64
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.17)	(0.12)	(0.24)	(0.36)
Distributions from net realized gains	(0.75)	(1.23)	(1.53)	(0.18)	-
Total dividends and distributions	(0.88)	(1.40)	(1.65)	(0.42)	(0.36)
Net asset value, end of year	$15.01	$13.14	$13.33	$17.12	$14.10
Total Return(b):	22.02%	10.33%	(13.67)%	24.91%	22.75%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$36	$39	$49	$86	$82
Average net assets (000,000)	$37	$45	$67	$86	$81
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.53%	1.55%	1.54%	1.52%	1.55%
Expenses before waivers and/or expense reimbursement	1.53%	1.55%	1.54%	1.52%	1.55%
Net investment income (loss)	1.06%	0.78%	0.94%	1.65%	1.32%
Portfolio turnover rate	24%	47%	51%	42%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.12	$13.32	$17.11	$14.09	$11.81
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.10	0.14	0.25	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.60	1.10	(2.28)	3.19	2.47
Total from investment operations	2.75	1.20	(2.14)	3.44	2.64
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.17)	(0.12)	(0.24)	(0.36)
Distributions from net realized gains	(0.75)	(1.23)	(1.53)	(0.18)	-
Total dividends and distributions	(0.88)	(1.40)	(1.65)	(0.42)	(0.36)
Net asset value, end of year	$14.99	$13.12	$13.32	$17.11	$14.09
Total Return(b):	22.06%	10.25%	(13.67)%	24.93%	22.76%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$115	$120	$130	$154	$94
Average net assets (000,000)	$118	$130	$151	$122	$89
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.53%	1.55%	1.54%	1.52%	1.55%
Expenses before waivers and/or expense reimbursement	1.53%	1.55%	1.54%	1.52%	1.55%
Net investment income (loss)	1.06%	0.78%	0.94%	1.55%	1.30%
Portfolio turnover rate	24%	47%	51%	42%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	41

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.17	$13.36	$17.16	$14.13	$11.84
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.17	0.21	0.32	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.62	1.11	(2.29)	3.21	2.47
Total from investment operations	2.83	1.28	(2.08)	3.53	2.71
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.24)	(0.19)	(0.32)	(0.42)
Distributions from net realized gains	(0.75)	(1.23)	(1.53)	(0.18)	-
Total dividends and distributions	(0.95)	(1.47)	(1.72)	(0.50)	(0.42)
Net asset value, end of year	$15.05	$13.17	$13.36	$17.16	$14.13
Total Return(b):	22.64%	10.86%	(13.25)%	25.53%	23.40%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$89	$70	$58	$49	$14
Average net assets (000,000)	$81	$67	$59	$26	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.03%	1.05%	1.04%	1.02%	1.05%
Expenses before waivers and/or expense reimbursement	1.28%	1.30%	1.29%	1.27%	1.30%
Net investment income (loss)	1.53%	1.28%	1.44%	1.96%	1.80%
Portfolio turnover rate	24%	47%	51%	42%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended November 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.19	$13.39	$17.19	$14.15	$11.86
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.24	0.29	0.40	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.63	1.10	(2.29)	3.22	2.47
Total from investment operations	2.91	1.34	(2.00)	3.62	2.78
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.31)	(0.27)	(0.40)	(0.49)
Distributions from net realized gains	(0.75)	(1.23)	(1.53)	(0.18)	-
Total dividends and distributions	(1.02)	(1.54)	(1.80)	(0.58)	(0.49)
Net asset value, end of year	$15.08	$13.19	$13.39	$17.19	$14.15
Total Return(b):	23.29%	11.32%	(12.77)%	26.17%	23.97%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$259	$210	$197	$234	$133
Average net assets (000,000)	$237	$208	$223	$186	$129
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.53%	0.55%	0.54%	0.52%	0.55%
Expenses before waivers and/or expense reimbursement	0.53%	0.55%	0.54%	0.52%	0.55%
Net investment income (loss)	2.03%	1.79%	1.93%	2.50%	2.31%
Portfolio turnover rate	24%	47%	51%	42%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Utility Fund (the “Fund”), one of the series constituting Prudential Sector Funds, Inc., including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 16, 2018

44

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2017, the Fund reports the maximum amount allowed per share, but not less than $0.75 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2017, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Utility Fund	100.00%	100.00%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

Prudential Jennison Utility Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.	Since September 2013

Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Prudential Jennison Utility Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	Professor Emerita of Business (since 2018), Columbia Business School; Visiting Fellow at the Hoover Institution, Stanford University (2015-present); Visiting Professor of Law, Stanford Law School (2015-present); formerly Professor of Business (1996-2017), Columbia Business School; formerly Managing Director, Global Head of Alternative Investment Strategies (2006-2008), Deutsche Bank.	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

Prudential Jennison Utility Fund

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.	Since March 2010

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Prudential Jennison Utility Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006

Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
∎	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
∎	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Utility Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify

[1]	Prudential Jennison Utility Fund is a series of Prudential Sector Funds, Inc.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

Visit our website at pgiminvestments.com

Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Utility Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	1st Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and five-year periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Utility Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Utility Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON UTILITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817

MF105 E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2017 and November 30, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $70,958 and $82,778, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2017 and November 30, 2016: none.

(c) Tax Fees

For the fiscal years ended November 30, 2017 and November 30, 2016: none.

(d) All Other Fees

For the fiscal years ended November 30, 2017 and November 30, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

                ◾     Federal, state and local income tax compliance; and,

                ◾     Sales and use tax compliance

➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended November 30, 2017 and November 30, 2016: none.

(f)  Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2017 and November 30, 2016 were $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 16, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	January 16, 2018